As filed with the Securities and Exchange Commission on June 30, 2000
                                             Registration No. 33-76660
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 8 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --
 /X/on June 30, 2000 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  / /this post-effective amendment designates a new effective date for a
   -
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund or Funds, JHVLICO and John
                                 Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund or
                                 Funds, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Fund or Funds

11, 12                           Summary, The Account and The Series
                                 Fund or Funds, Distribution of
                                 Policies

13                               Charges and expenses,Appendix-
                                 Illustration of Death Benefits,
                                 Account Values, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund or
                                 Funds


17                               Summary, Policy Provisions
                                 and Benefits

18                               The Account and The Series Fund or
                                 Funds, Tax Considerations

19                               Reports

20                               Changes that JHVLICO
                                 Can Make

21, 22                           Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund or
                                 Funds,Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund or
                                 Funds, Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectuses consists of __ pages.

      The undertaking regarding indemnification.

      The undertaking to file reports.

      The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

      (2) Not Applicable.

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of Sales Commissions included in I. A. (3)(a) above.

      (4) Not Applicable.

      (5) Form of flexible premium variable insurance policy included in the initial registration statement on Form S-6 of this account for flexible premium policies, filed March 18, 1994 (File No. 33-76660).

      (6) Certificate of Incorporation and By-Laws of John Hancock Variable Life Insurance Company included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

      (7) Not Applicable.

      (8) Not Applicable.

      (9) Not Applicable.

     (10) Form of application for Policy included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

2. Included as exhibit 1.A (5) above.

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement filed August 30, 1994.

4. Not Applicable.

5. Not Applicable.

6. Opinion and consent of actuary (Filed herewith).

7. Consent of independent auditors (Filed herewith).

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for flexible premium policies pursuant to Rule
   6e-3(T)(b)(12)(iii), included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

9. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from Post-Effective Amendment No. 2 to File No. 333-81127 filed contemporaneously herewith. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28,1997. Powers of attorney for Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer and Paster included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

11. Not Applicable. The Registrant invests only in shares of open-end Funds.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting   June 30, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board         June 30, 2000
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul M. Strong         Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 30th day of June, 2000.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ PETER H. SCAVONGELLI
         ------------------------
         Peter H. Scavongelli
         Secretary

                        PROSPECTUS DATED JUNE 30, 2000
     ---------------------------------------------------------------------
                            MEDALLION VARIABLE LIFE
     ---------------------------------------------------------------------
               a flexible premium variable life insurance policy
                                   issued by

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                  ("JHVLICO")

                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------
       EXPRESS DELIVERY                                U.S. MAIL
       ----------------                                ---------
     529 Main Street (X-4)                            P.O. Box 111
     Charlestown, MA 02129                          Boston, MA 02117


                  PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

  ------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                               MANAGED BY
  --------------------------                               ----------
  Managed............................................    Independence Investment Associates, Inc.
  Growth & Income....................................    Independence Investment Associates, Inc.
  Equity Index.......................................    State Street Global Advisors
  Large Cap Value....................................    T. Rowe Price Associates, Inc.
  Large Cap Growth...................................    Independence Investment Associates, Inc.
  Mid Cap Value......................................    Neuberger Berman, LLC
  Mid Cap Growth.....................................    Janus Capital Corporation
  Real Estate Equity.................................    Independence Investment Associates, Inc. and Morgan
                                                          Stanley Dean Witter Investment Management, Inc.
  Small/Mid Cap CORE.................................    Goldman Sachs Asset Management
  Small/Mid Cap Growth...............................    Wellington Management Company, LLP
  Small Cap Value....................................    INVESCO Management & Research, Inc.
  Small Cap Growth...................................    John Hancock Advisers, Inc.
  Global Balanced....................................    Brinson Partners, Inc.
  International Equity Index.........................    Independence International Associates, Inc.
  International Opportunities........................    Rowe Price-Fleming International, Inc.
  Emerging Markets Equity............................    Morgan Stanley Dean Witter Investment Management, Inc.
  Short-Term Bond....................................    Investment Associates, Inc.
  Bond Index.........................................    Mellon Bond Associates, LLP
  Active Bond........................................    John Hancock Advisers, Inc.
  Global Bond........................................    J.P. Morgan Investment Management, Inc.
  High Yield Bond....................................    Wellington Management Company, LLP
  Money Market.......................................    John Hancock Life Insurance Company
  ------------------------------------------------------------------------------------------------------------

    We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 19.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 26.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 39.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 105.

  After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                  **********

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Here are the page numbers where the questions and answers appear:

Question                                                       Beginning on page
--------                                                       -----------------
 .What is the policy?..........................................         4
 .Who owns the policy?.........................................         4
 .How can I invest money in the policy?........................         4
 .Is there a minimum amount I must invest?.....................         5
 .How will the value of my investment in the policy change
 over time?...................................................         6
 .What charges will JHVLICO deduct from my investment in
 the policy?..................................................         7
 .What charges will the Trust deduct from my investment in
 the policy?..................................................         9
 .What other charges could JHVLICO impose in the future?.......        10
 .How can I change my policy's investment allocations?.........        11
 .How can I access my investment in the policy?................        12
 .How much will JHVLICO pay when the insured person dies?......        13
 .How can I change my policy's insurance coverage?.............        14
 .Can I cancel my policy after it's issued?....................        15
 .Can I choose the form in which JHVLICO pays out policy
 proceeds?....................................................        15
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?.........................        16
 .How will my policy be treated for income tax purposes?.......        16
 .How do I communicate with JHVLICO?...........................        17

WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
33. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your policy will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 5.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 13).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 12.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
  ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
  --------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
  --------------------
  charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
  ------------
  This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
  ------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
  ----------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
  -----------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
  ------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses
  -------------------------------
  or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
  -----------------------------------------
  policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium. ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

  FOR SURRENDERS OR LAPSES DURING  PERCENTAGE
  -------------------------------  ----------

  Policy years 1-7                      26.0%

  Policy year 8                         21.7%

  Policy year 9                         17.3%

  Policy year 10                        13.0%

  Policy year 11                         8.7%

  Policy year 12                         4.3%

  Policy year 13 and later               0.0%

  The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium.
                            ----------

 . Partial withdrawal charge - A charge for each partial withdrawal of
  -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1999 and the 1999 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                                                  Other     Total Fund      Other Operating
                                                  Investment     Operating  Operating           Expenses
Fund Name                                       Management Fee   Expenses    Expenses    Absent Reimbursement*
---------                                       --------------  ----------  ----------  ----------------------
Managed...................................          0.32%         0.03%       0.35%              0.03%
Growth & Income...........................          0.25%         0.03%       0.28%              0.03%
Equity Index..............................          0.14%         0.00%       0.14%              0.08%
Large Cap Value...........................          0.74%         0.10%       0.84%              0.11%
Large Cap Growth..........................          0.36%         0.03%       0.39%              0.03%
Mid Cap Value.............................          0.80%         0.10%       0.90%              0.12%
Mid Cap Growth............................          0.82%         0.10%       0.92%              0.11%
Real Estate Equity........................          0.60%         0.10%       0.70%              0.10%
Small/Mid Cap CORE........................          0.80%         0.10%       0.90%              0.66%
Small/Mid Cap Growth......................          0.75%         0.10%       0.85%              0.10%
Small Cap Value...........................          0.80%         0.10%       0.90%              0.16%
Small Cap Growth..........................          0.75%         0.10%       0.85%              0.14%
Global Balanced** ........................          0.85%         0.10%       0.95%              0.46%
International Equity Index................          0.16%         0.10%       0.26%              0.22%
International Opportunities...............          0.87%         0.10%       0.97%              0.29%
Emerging Markets Equity...................          1.27%         0.10%       1.37%              2.17%
Short-Term Bond...........................          0.30%         0.10%       0.40%              0.13%
Bond Index................................          0.15%         0.10%       0.25%              0.20%
Active Bond**.............................          0.25%         0.03%       0.28%              0.03%
Global Bond...............................          0.69%         0.10%       0.79%              0.15%
High Yield Bond...........................          0.65%         0.10%       0.75%              0.39%
Money Market..............................          0.25%         0.06%       0.31%              0.06%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).
**Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "How much will JHVLICO pay when the insured person dies?" on page 13). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus one of the following:

       . In policy years 2 and 3 - - 75% of your account value that is in the variable investment options

       . In all later policy years - - 90% of your account value that is in the variable investment options

     The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

       . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

       . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

       . Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

       . Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

       . Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below)

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

     Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

     After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

       . the remaining face amount will be at least $100,000, and

       . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 31.

Change of death benefit option

     You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Tax consequences

     Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

     You have the right to cancel your policy within the latest of the following periods:

       . 10 days after you receive it (this period may be longer in some states);

       . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
         or

       . 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

       . Option 1 - Proceeds left with us to accumulate with interest

       . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

       . Option 2B - Equal monthly payments for a specified period of time

       . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

       . Option 4 - Equal monthly payments for life with no refund

       . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 32. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 33.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

       . loans, surrenders or partial withdrawals

       . transfers of account value among investment options

       . change of allocation among investment options for new premium payments

       . change of death benefit option

       . increase or decrease in face amount

       . change of beneficiary

       . election of payment option for policy proceeds

       . tax withholding elections

       . election of telephone transaction privilege

You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

               ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.68%, 5.28% and 11.24%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

     With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .09%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   --------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   --------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ----------
   1            798      100,000    100,000    100,000       218        244         271          0          0            0
   2          1,636      100,000    100,000    100,000       664        738         816          0          0           73
   3          2,516      100,000    100,000    100,000     1,094      1,245       1,408          1        152          315
   4          3,439      100,000    100,000    100,000     1,508      1,764       2,052        415        671          959
   5          4,409      100,000    100,000    100,000     1,904      2,294       2,750        811      1,201        1,658
   6          5,428      100,000    100,000    100,000     2,281      2,836       3,510      1,188      1,743        2,417
   7          6,497      100,000    100,000    100,000     2,637      3,386       4,333      1,544      2,293        3,240
   8          7,620      100,000    100,000    100,000     2,972      3,945       5,228      2,079      3,051        4,334
   9          8,799      100,000    100,000    100,000     3,285      4,513       6,199      2,590      3,818        5,504
  10         10,037      100,000    100,000    100,000     3,581      5,098       7,271      3,285      4,801        6,974
  11         11,337      100,000    100,000    100,000     3,882      5,721       8,471      3,684      5,524        8,274
  12         12,702      100,000    100,000    100,000     4,160      6,357       9,786      4,061      6,258        9,687
  13         14,135      100,000    100,000    100,000     4,413      7,003      11,226      4,413      7,003       11,226
  14         15,640      100,000    100,000    100,000     4,638      7,658      12,804      4,638      7,658       12,804
  15         17,220      100,000    100,000    100,000     4,835      8,321      14,533      4,835      8,321       14,533
  16         18,879      100,000    100,000    100,000     5,001      8,991      16,433      5,001      8,991       16,433
  17         20,621      100,000    100,000    100,000     5,137      9,668      18,522      5,137      9,668       18,522
  18         22,450      100,000    100,000    100,000     5,233     10,344      20,817      5,233     10,344       20,817
  19         24,370      100,000    100,000    100,000     5,285     11,017      23,339      5,285     11,017       23,339
  20         26,387      100,000    100,000    100,000     5,299     11,691      26,123      5,299     11,691       26,123
  25         38,086      100,000    100,000    100,000     4,835     15,144      45,314      4,835     15,144       45,314
  30         53,018      100,000    100,000    100,000     3,343     18,743      78,440      3,343     18,743       78,440
  35         72,076           **    100,000    155,394        **     21,566     135,126         **     21,566      135,126
  40         96,398           **    100,000    241,214        **     21,875     229,727         **     21,875      229,727
  45        127,441           **    100,000    408,081        **     16,832     388,648         **     16,832      388,648

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   --------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   --------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ----------
   1            798      100,000    100,000    100,000       192        217         243          0          0            0
   2          1,636      100,000    100,000    100,000       610        681         755          0          0           12
   3          2,516      100,000    100,000    100,000     1,013      1,155       1,310          0         62          218
   4          3,439      100,000    100,000    100,000     1,398      1,639       1,911        305        546          818
   5          4,409      100,000    100,000    100,000     1,764      2,130       2,559        671      1,037        1,467
   6          5,428      100,000    100,000    100,000     2,111      2,629       3,261      1,018      1,536        2,168
   7          6,497      100,000    100,000    100,000     2,436      3,133       4,019      1,343      2,041        2,926
   8          7,620      100,000    100,000    100,000     2,739      3,643       4,838      1,845      2,749        3,944
   9          8,799      100,000    100,000    100,000     3,018      4,155       5,721      2,323      3,460        5,026
  10         10,037      100,000    100,000    100,000     3,274      4,671       6,678      2,977      4,375        6,382
  11         11,337      100,000    100,000    100,000     3,502      5,187       7,712      3,305      4,989        7,514
  12         12,702      100,000    100,000    100,000     3,701      5,700       8,828      3,603      5,601        8,730
  13         14,135      100,000    100,000    100,000     3,871      6,209      10,036      3,871      6,209       10,036
  14         15,640      100,000    100,000    100,000     4,009      6,713      11,344      4,009      6,713       11,344
  15         17,220      100,000    100,000    100,000     4,112      7,209      12,760      4,112      7,209       12,760
  16         18,879      100,000    100,000    100,000     4,180      7,692      14,294      4,180      7,692       14,294
  17         20,621      100,000    100,000    100,000     4,204      8,158      15,953      4,204      8,158       15,953
  18         22,450      100,000    100,000    100,000     4,179      8,598      17,748      4,179      8,598       17,748
  19         24,370      100,000    100,000    100,000     4,101      9,008      19,689      4,101      9,008       19,689
  20         26,387      100,000    100,000    100,000     3,960      9,375      21,788      3,960      9,375       21,788
  25         38,086      100,000    100,000    100,000     2,090     10,295      35,242      2,090     10,295       35,242
  30         53,018           **    100,000    100,000        **      8,369      56,051         **      8,369       56,051
  35         72,076           **         **    104,274        **         **      90,673         **         **       90,673
  40         96,398           **         **    155,703        **         **     148,289         **         **      148,289
  45        127,441           **         **    253,113        **         **     241,060         **         **      241,060

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   --------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   --------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ----------
   1            798      100,217    100,244    100,270       217        244         270          0          0            0
   2          1,636      100,662    100,736    100,813       662        736         813          0          0           70
   3          2,516      101,090    101,240    101,403     1,090      1,240       1,403          0        147          310
   4          3,439      101,501    101,755    102,041     1,501      1,755       2,041        408        662          949
   5          4,409      101,892    102,279    102,733     1,892      2,279       2,733        799      1,187        1,640
   6          5,428      102,264    102,814    103,482     2,264      2,814       3,482      1,171      1,721        2,389
   7          6,497      102,614    103,354    104,291     2,614      3,354       4,291      1,521      2,261        3,199
   8          7,620      102,941    103,901    105,167     2,941      3,901       5,167      2,047      3,007        4,273
   9          8,799      103,244    104,453    106,115     3,244      4,453       6,115      2,549      3,758        5,419
  10         10,037      103,529    105,019    107,154     3,529      5,019       7,154      3,233      4,723        6,857
  11         11,337      103,817    105,620    108,313     3,817      5,620       8,313      3,619      5,422        8,115
  12         12,702      104,080    106,228    109,576     4,080      6,228       9,576      3,981      6,129        9,477
  13         14,135      104,316    106,840    110,950     4,316      6,840      10,950      4,316      6,840       10,950
  14         15,640      104,523    107,455    112,444     4,523      7,455      12,444      4,523      7,455       12,444
  15         17,220      104,699    108,070    114,071     4,699      8,070      14,071      4,699      8,070       14,071
  16         18,879      104,842    108,685    115,843     4,842      8,685      15,843      4,842      8,685       15,843
  17         20,621      104,953    109,298    117,774     4,953      9,298      17,774      4,953      9,298       17,774
  18         22,450      105,021    109,899    119,874     5,021      9,899      19,874      5,021      9,899       19,874
  19         24,370      105,043    110,482    122,154     5,043     10,482      22,154      5,043     10,482       22,154
  20         26,387      105,024    111,055    124,643     5,024     11,055      24,643      5,024     11,055       24,643
  25         38,086      104,374    113,755    141,146     4,374     13,755      41,146      4,374     13,755       41,146
  30         53,018      102,689    116,024    167,661     2,689     16,024      67,661      2,689     16,024       67,661
  35         72,076           **    116,452    209,556        **     16,452     109,556         **     16,452      109,556
  40         96,398           **    112,567    275,111        **     12,567     175,111         **     12,567      175,111
  45        127,441           **    101,105    378,182        **      1,105     278,182         **      1,105      278,182

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  ------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  ------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,608   100,679    100,753      608       679        753         0         0          10
   3          2,516      101,009   101,151    101,305    1,009     1,151      1,305         0        58         212
   4          3,439      101,391   101,630    101,901    1,391     1,630      1,901       298       538         808
   5          4,409      101,753   102,116    102,542    1,753     2,116      2,542       660     1,023       1,450
   6          5,428      102,095   102,609    103,235    2,095     2,609      3,235     1,002     1,516       2,142
   7          6,497      102,414   103,104    103,979    2,414     3,104      3,979     1,321     2,011       2,886
   8          7,620      102,710   103,602    104,781    2,710     3,602      4,781     1,816     2,708       3,887
   9          8,799      102,980   104,100    105,642    2,980     4,100      5,642     2,285     3,405       4,946
  10         10,037      103,225   104,598    106,569    3,225     4,598      6,569     2,929     4,302       6,273
  11         11,337      103,442   105,093    107,565    3,442     5,093      7,565     3,245     4,895       7,368
  12         12,702      103,629   105,581    108,635    3,629     5,581      8,635     3,530     5,482       8,536
  13         14,135      103,783   106,060    109,783    3,783     6,060      9,783     3,783     6,060       9,783
  14         15,640      103,905   106,529    111,016    3,905     6,529     11,016     3,905     6,529      11,016
  15         17,220      103,990   106,982    112,339    3,990     6,982     12,339     3,990     6,982      12,339
  16         18,879      104,037   107,417    113,758    4,037     7,417     13,758     4,037     7,417      13,758
  17         20,621      104,040   107,825    115,276    4,040     7,825     15,276     4,040     7,825      15,276
  18         22,450      103,991   108,199    116,895    3,991     8,199     16,895     3,991     8,199      16,895
  19         24,370      103,888   108,531    118,621    3,888     8,531     18,621     3,888     8,531      18,621
  20         26,387      103,720   108,809    120,452    3,720     8,809     20,452     3,720     8,809      20,452
  25         38,086      101,709   109,047    131,345    1,709     9,047     31,345     1,709     9,047      31,345
  30         53,018           **   105,965    145,215       **     5,965     45,215        **     5,965      45,215
  35         72,076           **        **    161,065       **        **     61,065        **        **      61,065
  40         96,398           **        **    175,636       **        **     75,636        **        **      75,636
  45        127,441           **        **    180,154       **        **     80,154        **        **      80,154

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  ------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ----------
   1            798      100,000   100,000    100,000      218        244        271        0          0           0
   2          1,636      100,000   100,000    100,000      664        738        816        0          0          73
   3          2,516      100,000   100,000    100,000    1,094      1,245      1,408        1        152         315
   4          3,439      100,000   100,000    100,000    1,508      1,764      2,052      415        671         959
   5          4,409      100,000   100,000    100,000    1,904      2,294      2,750      811      1,201       1,658
   6          5,428      100,000   100,000    100,000    2,281      2,836      3,510    1,188      1,743       2,417
   7          6,497      100,000   100,000    100,000    2,637      3,386      4,333    1,544      2,293       3,240
   8          7,620      100,000   100,000    100,000    2,972      3,945      5,228    2,079      3,051       4,334
   9          8,799      100,000   100,000    100,000    3,285      4,513      6,199    2,590      3,818       5,504
  10         10,037      100,000   100,000    100,000    3,581      5,098      7,271    3,285      4,801       6,974
  11         11,337      100,000   100,000    100,000    3,882      5,721      8,471    3,684      5,524       8,274
  12         12,702      100,000   100,000    100,000    4,160      6,357      9,786    4,061      6,258       9,687
  13         14,135      100,000   100,000    100,000    4,413      7,003     11,226    4,413      7,003      11,226
  14         15,640      100,000   100,000    100,000    4,638      7,658     12,804    4,638      7,658      12,804
  15         17,220      100,000   100,000    100,000    4,835      8,321     14,533    4,835      8,321      14,533
  16         18,879      100,000   100,000    100,000    5,001      8,991     16,433    5,001      8,991      16,433
  17         20,621      100,000   100,000    100,000    5,137      9,668     18,522    5,137      9,668      18,522
  18         22,450      100,000   100,000    100,000    5,233     10,344     20,817    5,233     10,344      20,817
  19         24,370      100,000   100,000    100,000    5,285     11,017     23,339    5,285     11,017      23,339
  20         26,387      100,000   100,000    100,000    5,299     11,691     26,123    5,299     11,691      26,123
  25         38,086      100,000   100,000    100,000    4,835     15,144     45,314    4,835     15,144      45,314
  30         53,018      100,000   100,000    132,237    3,343     18,743     77,695    3,343     18,743      77,695
  35         72,076           **   100,000    196,598       **     21,566    129,888       **     21,566     129,888
  40         96,398           **   100,000    291,464       **     21,875    212,934       **     21,875     212,934
  45        127,441           **   100,000    435,196       **     16,832    344,682       **     16,832     344,682

 ---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  ------------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  ------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ----------
   1            798      100,000   100,000    100,000      192        217        243        0          0           0
   2          1,636      100,000   100,000    100,000      610        681        755        0          0          12
   3          2,516      100,000   100,000    100,000    1,013      1,155      1,310        0         62         218
   4          3,439      100,000   100,000    100,000    1,398      1,639      1,911      305        546         818
   5          4,409      100,000   100,000    100,000    1,764      2,130      2,559      671      1,037       1,467
   6          5,428      100,000   100,000    100,000    2,111      2,629      3,261    1,018      1,536       2,168
   7          6,497      100,000   100,000    100,000    2,436      3,133      4,019    1,343      2,041       2,926
   8          7,620      100,000   100,000    100,000    2,739      3,643      4,838    1,845      2,749       3,944
   9          8,799      100,000   100,000    100,000    3,018      4,155      5,721    2,323      3,460       5,026
  10         10,037      100,000   100,000    100,000    3,274      4,671      6,678    2,977      4,375       6,382
  11         11,337      100,000   100,000    100,000    3,502      5,187      7,712    3,305      4,989       7,514
  12         12,702      100,000   100,000    100,000    3,701      5,700      8,828    3,603      5,601       8,730
  13         14,135      100,000   100,000    100,000    3,871      6,209     10,036    3,871      6,209      10,036
  14         15,640      100,000   100,000    100,000    4,009      6,713     11,344    4,009      6,713      11,344
  15         17,220      100,000   100,000    100,000    4,112      7,209     12,760    4,112      7,209      12,760
  16         18,879      100,000   100,000    100,000    4,180      7,692     14,294    4,180      7,692      14,294
  17         20,621      100,000   100,000    100,000    4,204      8,158     15,953    4,204      8,158      15,953
  18         22,450      100,000   100,000    100,000    4,179      8,598     17,748    4,179      8,598      17,748
  19         24,370      100,000   100,000    100,000    4,101      9,008     19,689    4,101      9,008      19,689
  20         26,387      100,000   100,000    100,000    3,960      9,375     21,788    3,960      9,375      21,788
  25         38,086      100,000   100,000    100,000    2,090     10,295     35,242    2,090     10,295      35,242
  30         53,018           **   100,000    100,000       **      8,369     56,051       **      8,369      56,051
  35         72,076           **        **    133,254       **         **     88,038       **         **      88,038
  40         96,398           **        **    183,096       **         **    133,764       **         **     133,764
  45        127,441           **        **    248,976       **         **    197,193       **         **     197,193

---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 18.

CONTENTS OF THIS SECTION                                       BEGINNING ON PAGE
------------------------                                       -----------------
Description of JHVLICO .......................................         27
How we support the policy and investment options..............         27
Procedures for issuance of a policy...........................         28
Commencement of investment performance........................         29
How we process certain policy transactions....................         29
Effects of policy loans.......................................         31
Additional information about how certain policy charges work..         31
How we market the policies....................................         32
Tax considerations............................................         33
Reports that you will receive.................................         34
Voting privileges that you will have..........................         35
Changes that JHVLICO can make as to your policy...............         35
Adjustments we make to death benefits.........................         36
When we pay policy proceeds...................................         36
Other details about exercising rights and paying benefits.....         36
Legal matters.................................................         37
Registration statement filed with the SEC.....................         37
Accounting and actuarial experts..............................         37
Financial statements of JHVLICO and the Account...............         37
List of Directors and Executive Officers of JHVLICO...........         38

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 29).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Face amount decreases

 . Face amount increases, when and if permitted by our administrative rules

 . Change of death benefit option

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 in each of the first ten policy years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 (i.e., two times the Target Premium amount) in every other policy year up to the tenth policy year, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay monthly policy charges as they come due and that, as a result, the policy will lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account S, and Investors Partner Life Account L, all of which are registered under the 1940 Act.

  The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

  We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as a face amount increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the face amount or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and has been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers   Principal Occupations
--------------------------------   ---------------------
David F. D'Alessandro........      Chairman of the Board and Chief Executive
                                   Officer of JHVLICO; President, Chief
                                   Operations Officer and Chief Executive
                                   Officer-Elect, John Hancock Life Insurance
                                   Company.
Michele G. Van Leer..........      Vice Chairman of the Board and President of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Ronald J. Bocage.............      Director, Vice President and Counsel of
                                   JHVLICO; Vice President and Counsel, John
                                   Hancock Life Insurance Company.
Bruce M. Jones...............      Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Thomas J. Lee................      Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Barbara L. Luddy.............      Director, Vice President and Actuary of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Robert S. Paster.............      Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Robert R. Reitano............      Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Paul Strong..................      Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Daniel L. Ouellette..........      Vice President, Marketing, of JHVLICO; Senior
                                   Vice President, John Hancock Life Insurance
                                   Company.
Edward P. Dowd...............      Vice President, Investments, of JHVLICO;
                                   Senior Vice President, John Hancock Life
                                   Insurance Company
Roger G. Nastou..............      Vice President, Investments, of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company
Todd G. Engelsen.............      Vice President and Illustration Actuary of
                                   JHVLICO; Second Vice President, John Hancock
                                   Life Insurance Company
Julie H. Indge...............      Treasurer of JHVLICO; Financial Officer, John
                                   Hancock Life Insurance Company
Patrick F. Smith.............      Controller of JHVLICO; Senior Associate
                                   Controller, John Hancock Life Insurance
                                   Company.
Peter H. Scavongelli.........      Secretary of JHVLICO; State Compliance
                                   Officer, John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION

                                                           (Unaudited)
                                                      March 31     December 31
                                                        2000          1999
                                                      ----------  -------------
                                                          (In millions)
ASSETS
Bonds..............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks.................................        35.6         35.9
  Common stocks....................................         1.7          3.2
  Investment in affiliates.........................        81.3         80.7
Mortgage loans on real estate......................       429.0        433.1
Real estate........................................        24.8         25.0
Policy loans.......................................       181.8        172.1
Cash Items:
  Cash in banks....................................        (3.3)        27.2
  Temporary cash investments.......................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred..........................        23.1         29.9
Investment income due and accrued..................        35.7         33.2
Other general account assets.......................        52.3         65.3
Assets held in separate accounts...................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS.......................................   $11,045.7    $10,613.0
                                                      =========    =========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves..................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable...........        73.6         67.3
  Other general account obligations................       232.1        219.0
  Transfers from separate account, net.............      (225.7)      (221.6)
  Asset valuation reserve..........................        18.8         23.1
  Obligations related to separate accounts.........     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS..................................    10,635.3     10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares...         2.5          2.5
  Paid-in capital..................................       572.4        572.4
  Unassigned deficit...............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY.........................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY.........   $11,045.7    $10,613.0
                                                      =========    =========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                             (Unaudited)
                                                          Three months ended
                                                               March 31
                                                          -------------------
                                                            2000       1999
                                                          ---------  --------
                                                             (In millions)

INCOME
  Premiums.............................................   $ 231.3     $223.6
  Net investment income................................      39.6       32.5
  Other, net...........................................     132.4      145.3
                                                          -------     ------
                                                            403.3      401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries..........      89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries.................     216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance............................      73.5       75.7
  State and miscellaneous taxes........................       7.6        2.8
                                                          -------     ------
                                                            386.6      397.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES)..........      16.7        4.4
Federal income taxes...................................       4.7        1.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES)...................................      12.0        3.4
Net realized capital gains (losses)....................       0.4       (1.5)
                                                          -------     ------
     NET INCOME........................................      12.4        1.9
Unassigned deficit at beginning of period..............    (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments...........................................       1.1        0.3
Other reserves and adjustments.........................      (0.1)      (4.2)
                                                          -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD....................   $(164.5)    $(51.2)
                                                          =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                             (Unaudited)
                                                         Three months ended
                                                              March 31
                                                         -------------------
                                                           2000        1999
                                                         ---------  --------
                                                            (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums..................................   $ 241.4     $ 225.3
  Net investment income...............................      37.2        29.9
  Benefits to policyholders and beneficiaries.........     (79.6)      (70.8)
  Dividends paid to policyholders.....................      (6.4)       (6.1)
  Insurance expenses and taxes........................     (91.9)     (107.8)
  Net transfers to separate accounts..................    (141.4)     (182.0)
  Other, net..........................................     134.4       175.7
                                                         -------     -------
     NET CASH PROVIDED FROM OPERATIONS................      93.7        64.2
                                                         -------     -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases......................................    (157.5)      (71.3)
  Bond sales..........................................      73.5         8.7
  Bond maturities and scheduled redemptions...........      18.9        18.8
  Bond prepayments....................................       2.6         3.2
  Stock purchases.....................................      (0.4)       (0.2)
  Proceeds from stock sales...........................       1.2         1.5
  Real estate purchases...............................      (0.1)       (0.9)
  Real estate sales...................................       0.0        10.4
  Other invested assets purchases.....................      (0.1)        0.0
  Proceeds from the sale of other invested assets.....       0.0         0.0
  Mortgage loans issued...............................      (4.3)      (23.4)
  Mortgage loan repayments............................       8.4         5.2
  Other, net..........................................      20.1        (2.8)
                                                         -------     -------
     NET CASH USED IN INVESTING ACTIVITIES............     (37.7)      (50.8)
                                                         -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note payable..      (0.0)      (32.3)
                                                         -------     -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES......      (0.0)      (32.3)
                                                         -------     -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS..........................................      56.0       (18.9)
Cash and temporary cash investments at beginning of
 year.................................................     250.1        19.9
                                                         -------     -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 PERIOD...............................................   $ 306.1     $   1.0
                                                         =======     =======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         Common  Paid-in  Unassigned
                                         Stock   Capital   Deficit     Total
                                         ------  -------  ----------  ---------
                                                    (In millions)
For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999............    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution................
  Net gain............................                         1.9        1.9
  Net unrealized capital gains and
    other adjustments.................                         0.3        0.3
  Other reserves and adjustments......                        (4.2)      (4.2)
                                          ----   ------    -------     ------
Balance at March 31, 1999.............    $2.5   $377.5    $ (51.2)    $328.8
                                          ====   ======    =======     ======
For the three months ended March 31,
 2000 (unaudited)
Balance at January 1, 2000............    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution................
  Net gain............................                        12.4       12.4
  Net unrealized capital gains and
    other adjustments.................                         1.1        1.1
  Provision for Litigation Reserve....
  Other reserves and adjustments......                        (0.1)      (0.1)
                                          ----   ------    -------     ------
Balance at March 31, 2000.............    $2.5   $572.4    $(164.5)    $410.4
                                          ====   ======    =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  ---------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks........................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS........................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves....................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1.....        67.3        44.3
  Other general account obligations..................       219.0       150.9
  Transfers from separate accounts, net..............      (221.6)     (190.3)
  Asset valuation reserve--Note 1....................        23.1        21.9
  Obligations related to separate accounts...........     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS...................................
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares............         2.5         2.5
  Paid-in capital....................................       572.4       377.5
  Unassigned deficit--Note 10........................      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY.........................       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY..........   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                  1999           1998
                                                               ---------      ---------
                                                                      (IN MILLIONS)
INCOME
Premiums....................................................  $   950.8       $1,272.3
Net investment income--Note 3...............................      136.0          122.8
Other, net..................................................      605.4          618.1
                                                              ---------       --------
                                                                1,692.2        2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries.................      349.9          301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries..........................      888.8        1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5............................      314.4          274.2
State and miscellaneous taxes...............................       20.5           28.1
                                                              ---------       --------
                                                                1,573.6        1,963.9
                                                              ---------       --------
 Gain from operations before federal income
 taxes and net realized capital losses                            118.6           49.3
Federal income taxes--Note 1................................       42.9           33.1
                                                              ---------       --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES           75.7           16.2
Net realized capital losses--Note 4.........................       (1.7)          (0.6)
                                                              ---------       --------
  NET INCOME................................................       74.0           15.6

Unassigned deficit at beginning of year.....................      (49.2)         (58.3)
Net unrealized capital losses and other adjustments--Note 4        (3.8)          (6.0)
Other reserves and adjustments--Note 10.....................     (198.9)          (0.5)
                                                              ---------       --------

    UNASSIGNED DEFICIT AT END OF YEAR.......................  $  (177.9)      $  (49.2)
                                                              =========       ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
                                                        1999          1998
                                                      ---------     ---------
                                                            (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums............................   $  958.5        $1,275.3
   Net investment income.........................      134.2           118.2
   Benefits to policyholders and beneficiaries...     (321.6)         (275.5)
Dividends paid to policyholders..................      (25.6)          (22.3)
Insurance expenses and taxes.....................     (344.8)         (296.9)
Net transfers to separate accounts...............     (705.3)         (874.4)
   Other, net....................................      540.6           551.3
                                                    --------        --------
     NET CASH PROVIDED FROM OPERATIONS...........      236.0           475.7
                                                    --------        --------

Cash flows used in investing activities:
   Bond purchases................................     (240.7)         (618.8)
   Bond sales....................................      108.3           340.7
   Bond maturities and scheduled redemptions.....       78.4           111.8
   Bond prepayments..............................       18.7            76.5
   Stock purchases...............................       (3.9)          (23.4)
   Proceeds from stock sales.....................        3.6             1.9
   Real estate purchases.........................       (2.2)           (4.2)
   Real estate sales.............................       17.8             2.1
   Other invested assets purchases...............       (4.5)            0.0
   Mortgage loans issued.........................      (70.7)         (145.5)
   Mortgage loan repayments......................       25.3            33.2
   Other, net....................................      (68.9)         (435.2)
                                                    --------        --------
     NET CASH USED IN INVESTING ACTIVITIES.......     (138.8)         (660.9)
                                                    --------        --------

Cash flows from financing activities:

   Capital contribution..........................      194.9
   Net (decrease) increase in short-term note
    payable......................................      (61.9)           61.9
                                                    --------        --------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES.      133.0            61.9
                                                    --------        --------

     INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
     INVESTMENTS                                       230.2

Cash and temporary cash investments at beginning
 of year.........................................       19.9           143.2
                                                     -------      ----------
     CASH AND TEMPORARY CASH INVESTMENTS AT END OF
      YEAR.......................................      250.1           $19.9
                                                     =======      ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                          1999          1998
                                                         -------       -------
                                                             (In millions)
Total assets................................            $ 570.7     $  587.8
Total liabilities...........................              498.9        517.5
Total revenue...............................               35.6         38.8
Net income..................................                3.5          3.8


3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                          1999       1998
                                                         -------    -------
                                                           (In millions)
Investment expenses........................               $ 9.5     $ 8.3
Interest expense...........................                 1.7       2.4
Depreciation expense.......................                 0.6       0.8
Investment taxes...........................                 0.3       0.7
                                                          ------    ------

                                                          $12.1     $12.2
                                                          ======    ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                      1999       1998
                                                     ------     ------
                                                        (In millions)
Net gains from asset sales.......................   $ (2.8)    $  7.6
Capital gains tax................................      0.2       (2.9)
Net capital gains transferred to IMR.............      0.9       (5.3)
                                                    ------     ------

Net realized capital losses......................   $ (1.7)    $ (0.6)
                                                    ======     ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                           1999       1998
                                                          ------     ------
                                                            (In millions)
Net losses from changes in security values and book
     value adjustments.............................     $ (2.6)     $ (2.7)
Increase in asset valuation reserve................       (1.2)       (3.3)
                                                        ------      ------

Net unrealized capital losses and other adjustments     $ (3.8)     $ (6.0)
                                                        ======      ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5.   Transactions with Parent

     The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.   Investments

The statement value and fair value of bonds are shown below:

                                                                        Gross Unrealized   Gross Unrealized
                                                       Statement Value       Gains              Losses          Fair Value
                                                       ---------------  ----------------   ----------------     ----------
                                                                                 (In millions)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies.................     $     5.9      $  0.0          $     0.1             $     5.8
Obligations of states and political subdivisions.......           2.2         0.1                0.1                   2.2
Debit securities issued by foreign governments.........          13.9         0.8                0.1                  14.6
Corporate securities...................................         964.9        13.0               59.4                 918.5
Mortgage-backed securities.............................         229.4         0.5                7.8                 222.1
                                                            ---------      ------          ---------             ---------
Total bonds............................................     $ 1,216.3      $ 14.4          $    67.5             $ 1,163.2
                                                            =========      ======          =========             =========
December 31, 1998
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies.................     $     5.1      $  0.1          $     0.0             $     5.2
Obligations of states and political subdivisions.......           3.2         0.3                0.0                   3.5
Corporate securities...................................         925.2        50.4               15.0                 960.6
Mortgage-backed securities.............................         252.3        10.0                0.1                 262.2
                                                            ---------      ------          ---------             ---------
Total bonds............................................     $ 1,185.8      $ 60.8          $    15.1             $ 1,231.5
                                                            =========      ======          =========             =========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                    Statement        Fair
                                                      Value          Value
                                                      -----          -----
                                                         (In millions)
Due in one year or less..........................  $     58.5     $    58.2
Due after one year through five years............       286.8         282.0
Due after five years through ten years...........       425.4         405.6
Due after ten years..............................       216.2         195.3
                                                   ----------     ---------
                                                        986.9         941.1

Mortgage-backed securities.......................       229.4         222.1
                                                   ----------     ---------
                                                   $  1,216.3     $ 1,163.2
                                                   ==========     =========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                             Statement        Geographic           Statement
       Property Type           Value        Concentration            Value
                          (In millions)                           (In millions)
Apartments.............     $  112.1        East North Central      $  71.3
Hotels.................         11.3        East South Central          7.4
Industrial.............         66.0        Middle Atlantic            28.5
Office buildings.......         86.4        Mountain                   21.0
Retail.................         25.5        New England                37.5
Agricultural...........         99.6        Pacific                   111.1
Other..................         32.2        South Atlantic             87.6
                                            West North Central         16.6
                                            West South Central         48.6
                                            Other                       3.5
                            --------                                -------
                            $  433.1                                $ 433.1
                            ========                                =======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7.   Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.   Financial Instruments with Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                          Number of Contracts/                     Assets (Liabilities)
                                                                   ----------------------------------------------------
                                          Notional Amounts                    1999                        1998
                                                                   Carrying                      Carrying
                                           1999        1998          Value      Fair Value        Value      Fair Value
                                           ----        ----         -------     ----------       --------    ----------
                                                                   (In millions)
Futures contracts to sell securities       362.0       947.0        $  0.6       $  0.6          $ (0.5)      $   (0.5)
Interest rate swap agreements            $ 965.0     $ 365.0            --         11.5              --          (17.7)
Interest rate cap agreements               239.4        89.4           5.6          5.6             3.1            3.1
Currency rate swap agreements               15.8        15.8            --         (1.6)             --           (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.


9. Policy Reserves Policyholders' and Benificiaries' Funds and Obligations Related to Separate Accounts

     The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                      December 31, 1999            Percent
                                                                      -----------------            -------
                                                                                       (In millions)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment.........................................     $     3.8                     0.1%
At book value less surrender charge..................................          40.5                     1.5
At market value......................................................       2,326.6                    87.1
                                                                          ---------                    ----
   Total with adjustment.............................................       2,370.9                    88.7
Subject to discretionary withdrawal
   at book value (without adjustment)................................         287.1                    10.7
Not subject to discretionary withdrawal--general account.............          15.4                     0.6
                                                                          ---------                   -----
Total annuity reserves and deposit liabilities.......................     $ 2,673.4                   100.0%
                                                                          =========                   =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10.  Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  Fair Value of Financial Instruments

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                            December 31,
                                                              1999                             1998
                                                 ----------------------------         ----------------------
                                                 Carrying                Fair         Carrying          Fair
                                                  Amount                Value          Amount          Value
                                                 --------               -----         -------          -----
                                                                            (In millions)
Assets
  Bonds--Note 6                                  $ 1,216.3             $ 1,163.2      $ 1,185.8       $ 1,231.5
  Preferred stocks--Note 6                            35.9                  35.9           36.5            36.5
  Common stocks--Note 6                                3.2                   3.2            3.1             3.1
  Mortgage loans on real estate--Note 6              433.1                 421.7          388.1           401.3
  Policy loans--Note 1                               172.1                 172.1          137.7           137.7
  Cash items--Note 1                                 250.1                 250.1           19.9            19.9

Derivatives assets (liabilities) relating
  to:--Note 8
  Futures contracts                                    0.6                   0.6           (0.5)           (0.5)
  Interest rate swaps                                   --                  11.5             --           (17.7)
  Currency rate swaps                                   --                  (1.6)            --            (3.3)
  Interest rate caps                                   5.6                   5.6            3.1             3.1

Liabilities
  Commitments--Note 10                                  --                  19.4             --            32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12.  Subsequent Events

Reorganization and Initial Public Offering

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  Impact of Year 2000 (Unaudited)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              FIRST QUARTER 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                March 31, 2000

                                                                    Large Cap                   International      Small Cap
                                                                     Growth        Active Bond      Equity           Growth
                                                                  ------------     -----------  -------------    -----------
Assets
Cash ...........................................................            --              --             --             --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value .....................................  $174,861,561    $234,884,827    $31,570,772    $14,833,170
Investments in shares of portfolios of M Fund Inc., at value ...            --              --             --             --
Policy loans and accrued interest receivable ...................    21,919,288      57,095,808      3,002,489             --
Receivable from:
  John Hancock Variable Series Trust I .........................        56,699       1,396,298         52,536             --
  M Fund Inc....................................................            --              --             --             --
                                                                  ------------     -----------    -----------    -----------
Total Assets ...................................................   196,837,548     293,376,933     34,625,797     14,833,170
Liabilities
Payable to JHVLICO..............................................            --              --             --             --
Asset Charges payable ..........................................         2,899           4,438            525            235
                                                                  ------------     -----------    -----------    -----------
Total Liabilities ..............................................         2,899           4,438            525            235
                                                                  ------------     -----------    -----------    -----------
Net Assets .....................................................  $196,834,649    $293,372,495    $34,625,272    $14,832,935
                                                                  ============    ============    ===========    ===========
                                                                  International      Mid Cap      Large Cap        Money
                                                                    Balanced         Growth        Value           Market
                                                                  ------------    ------------  -----------      ---------
Assets
Cash ...........................................................            --              --            --              --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value .....................................  $    943,471    $ 26,128,545    $ 9,984,441    $60,394,274
Investments in shares of portfolios of M Fund Inc., at value ...            --              --             --             --
Policy loans and accrued interest receivable ...................            --              --             --     14,008,282
Receivable from:
  John Hancock Variable Series Trust I .........................         2,342              --         19,580         28,181
  M Fund Inc. ..................................................            --              --             --             --
                                                                  ------------    ------------  -------------    -----------
Total Assets ...................................................       945,813      26,128,545     10,004,021     74,430,737
Liabilities
Payable to JHVLICO .............................................            --              --             --             --
Asset Charges payable ..........................................            15             416            163          3,415
                                                                 -------------    ------------  -------------    -----------
Total Liabilities ..............................................            15             416            163          3,415
                                                                 -------------    ------------  -------------    -----------
Net Assets .....................................................  $    945,798    $ 26,128,129    $10,003,858    $74,427,322
                                                                 =============    ============    ===========    ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000

                                                                          Mid Cap    Small/Mid Cap   Real Estate     Growth &
                                                                           Value         Growth         Equity        Income
                                                                        ------------ -------------   -----------  --------------
Assets
Cash.................................................................             --            --            --              --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value...........................................   $  5,742,590  $ 12,638,999   $11,473,072  $1,091,691,749
Investments in shares of portfolios of M Fund Inc., at value.........             --            --            --              --
Policy loans and accrued interest receivable.........................             --            --     1,914,987     190,402,302
Receivable from:
  John Hancock Variable Series Trust I...............................             --            --       106,392       1,026,167
  M Fund Inc.........................................................             --            --            --              --
                                                                        ------------  ------------   -----------  --------------
Total Assets.........................................................      5,742,590    12,638,999    13,494,451   1,283,120,218
Liabilities
Payable to JHVLICO...................................................             --            --            --              --
Asset Charges payable................................................             92           201           208          18,924
                                                                        ------------  ------------   -----------  --------------
Total Liabilities....................................................             92           201           208          18,924
                                                                        ------------  ------------   -----------  --------------
Net Assets...........................................................   $  5,742,498  $ 12,638,798   $13,494,243  $1,283,101,294
                                                                        ============  ============   ===========  ==============

                                                                                       Short-Term
                                                                                          U.S.       Small Cap    International
                                                                           Managed     Government      Value      Opportunities
                                                                        ------------  ------------   -----------  --------------
   ..................................................................
Assets
Cash.................................................................             --            --            --              --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value...........................................   $421,340,461  $    964,359   $ 4,195,612  $    5,766,520
Investments in shares of portfolios of M Fund Inc., at value.........             --            --            --              --
Policy loans and accrued interest receivable.........................     78,745,818            --            --              --
Receivable from:
  John Hancock Variable Series Trust I...............................      1,039,317         5,043         5,046              --
  M Fund Inc.........................................................             --            --            --              --
                                                                        ------------  ------------   -----------  --------------
Total Assets.........................................................    501,125,596       969,402     4,200,658       5,766,520
Liabilities
Payable to JHVLICO...................................................             --            --            --              --
Asset Charges payable................................................          7,457            16            68              94
                                                                        ------------  ------------   -----------  --------------
Total Liabilities....................................................          7,457            16            68              94
                                                                        ------------  ------------   -----------  --------------
Net Assets...........................................................   $501,118,139  $    969,386   $ 4,200,590  $    5,766,426
                                                                        ============  ============   ===========  ==============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000


                                                                                        Turner        Brandes
                                                                           Equity       Global          Core      International
                                                                           Index         Bond          Growth        Equity
                                                                        -----------   ----------      --------    -------------
Assets
Cash..................................................................           --           --            --             --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value............................................  $24,855,784   $1,503,338      $645,943       $589,962
Investments in shares of portfolios of M Fund Inc., at value..........           --           --            --             --
Policy loans and accrued interest receivable..........................           --           --            --             --
Receivable from:
  John Hancock Variable Series Trust I................................       22,123        5,625            --             --
  M Fund Inc..........................................................           --           --            --             --
                                                                        -----------   ----------      --------       --------
Total Assets..........................................................   24,877,907    1,508,963       645,943        589,962
Liabilities
Payable to JHVLICO....................................................           --           --            --             --
Asset Charges payable.................................................          404           25            10             10
                                                                        -----------   ----------      --------       --------
Total Liabilities.....................................................          404           25            10             10
                                                                        -----------   ----------      --------       --------
Net Assets............................................................  $24,877,503   $1,508,938      $645,933       $589,952
                                                                        ===========   ==========      ========       ========

                                                                          Frontier     Emerging
                                                                          Capital       Markets   International
                                                                       Appreciation     Equity   Opportunities II   Bond Index
                                                                       ------------   ---------  ----------------   ----------
   ...................................................................
Assets
Cash..................................................................           --           --            --             --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value............................................  $ 1,036,922   $1,021,858      $212,136       $711,214
Investments in shares of portfolios of M Fund Inc., at value..........           --           --            --             --
Policy loans and accrued interest receivable..........................           --           --            --             --
Receivable from:
  John Hancock Variable Series Trust I................................           --           --            --          3,874
  M Fund Inc..........................................................           --           --            --             --
                                                                        -----------   ----------      --------       --------
Total Assets..........................................................    1,036,922    1,021,858       212,136        715,088
Liabilities
Payable to JHVLICO....................................................           --           --            --             --
Asset Charges payable.................................................           17           17             3             12
                                                                        -----------   ----------      --------       --------
Total Liabilities.....................................................            7           17             3             12
                                                                        -----------   ----------      --------       --------
Net Assets............................................................  $ 1,036,905   $1,021,841      $212,133       $715,076
                                                                        ===========   ==========      ========       ========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000

                                                                                               Small/Mid   High Yield  Enhanced US
                                                                                                Cap CORE      Bond     Equity Fund
                                                                                               ---------   ----------  -----------
Assets

Cash ....................................................................................            --          --         --
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value ...       $47,223    $223,317    $18,840
Investments in shares of portfolios of M Fund Inc., at value ............................            --          --         --
Policy loans and accrued interest receivable ............................................            --          --         --
Receivable from:
  John Hancock Variable Series Trust I ..................................................            --       1,539         --
  M Fund Inc ............................................................................            --          --         --
                                                                                               --------    --------    -------
Total Assets ............................................................................       147,223     224,856     18,840

Liabilities

Payable to JHVLICO ......................................................................            --          --         --
Asset Charges payable ...................................................................             2           4         --
                                                                                               --------    --------    -------
Total Liabilities .......................................................................             2           4         --
                                                                                               --------    --------    -------
Net Assets ..............................................................................      $147,221    $224,852    $18,840
                                                                                               ========    ========    =======

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     STATEMENTS OF OPERATIONS (Unaudited)

                    Years and periods ended March 31, 2000


                                                 Large Cap Growth                 Active Bond             International Equities
                                                    Subaccount                     Subaccount                 Index Subaccount
                                                 ------------------         ------------------------      ----------------------
                                                 3/31/00     12/31/99       3/31/00         12/31/99      3/31/00    12/31/99
                                                 -------     --------       -------         --------      -------    -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I .......  $   127,900   $24,007,195    $ 3,129,650   $ 17,792,726   $  73,625    $  917,904
  M Fund Inc..................................           --            --             --             --          --            --
Interest income on pol. loans ................      351,907     1,211,333      1,041,962      4,084,783      51,638       179,345
                                                -----------   -----------    -----------   ------------   ---------    ----------
Total investment income ......................      479,807    25,218,528      4,171,612     21,877,509     125,263     1,097,249
Expenses:
  Mortality and expense risks ................      243,212       828,714        403,187      1,643,861      45,694       147,126
                                                -----------   -----------    -----------   ------------   ---------    ----------
Net investment income ........................      236,595    24,389,814      3,768,425     20,233,648      79,569       950,123
Net real/unreal gain (loss):
  Net realized gains (loss) ..................      833,861     4,239,424        (35,588)       192,098      75,508       168,248
  Net unrealized appreciation/(depreciation)
    during year ..............................   11,027,522     1,727,703        911,538    (20,304,536)   (103,509)    5,712,567
                                                -----------   -----------    -----------   ------------   ---------    ----------
Net real and unreal gain/loss on investments     11,861,383     5,967,127        875,950    (20,112,438)    (28,001)    5,880,815
                                                -----------   -----------    -----------   ------------   ---------    ----------
Net increase in net assets resulting from
  operations .................................  $12,097,978   $30,356,941    $ 4,644,375   $    121,210   $  51,568    $6,830,938
                                                ===========   ===========    ===========   ============   =========    ==========


                                                              Small Cap Growth       International Balanced       Mid Cap Growth
                                                                 Subaccount               Subaccount                 Subaccount
                                                              ---------------------  ----------------------     -------------------
                                                              3/31/00      12/31/99    3/31/00    12/31/99      3/31/00    12/31/99
                                                              -------      --------  ---------    ---------     -------    --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I .................          --    $ 1,272,230   $   6,368   $ 99,184    $     --   $ 2,117,559
  M Fund Inc............................................          --             --          --         --          --            --
Interest income on pol. loans ..........................          --             --          --         --          --            --
                                                          ----------    -----------   ---------   --------    --------   -----------
Total investment income ................................          --      1,272,230       6,368     99,184          --     2,117,559
Expenses:
  Mortality and expense risks ..........................      20,232         37,386       1,521      6,368      38,680        58,898
                                                          ----------    -----------   ---------   --------    --------   -----------
Net investment income (loss) ...........................     (20,232)     1,234,844       4,847     92,816     (38,680)    2,058,661
Net realized/unrealized gain (loss):
  Net realized gain (loss) .............................     284,315        491,241      (6,325)     4,711     208,009       773,222
  Net unrealized appreciation/(depreciation)
    during year ........................................   1,372,558      2,317,857     (33,662)    (38,997)  (141,158)    6,801,000
                                                          ----------    -----------   ---------   --------    --------   -----------
Net realized and unrealized gain/loss on investments ...   1,656,873      2,809,098     (39,987)    (34,286)    66,851     7,574,222
                                                          ----------    -----------   ---------   --------    --------   -----------
Net increase (decrease) in net assets resulting
  from operations ......................................  $1,636,641    $ 4,043,942   $ (35,140)  $  58,530   $ 28,171   $ 9,632,883
                                                          ==========    ===========   =========   ========    ========   ===========

              JOHN HANCOCK VARIABLE LIFE ACCOUNT U STATEMENTS OF

             OPERATIONS (Unaudited) (continued) Years and periods

                             ended March 31, 2000


                                                Large Cap Value        Money Market                 Mid Cap Value
                                                   Subaccount           Subaccount                    Subaccount
                                                -----------------      ----------------------       ------------------
                                                3/31/00  12/31/99      3/31/00       12/31/99       3/31/00   12/31/99
                                                -------  --------      -------       --------       -------   --------

Investment income:
Distributions received from:
  John Hancock Variable Series Trust I .....  $  56,350   $ 648,532   $  862,509  $  2,943,852    $       --    $  31,306
  M Fund Inc................................         --          --           --            --            --           --
Interest income on pol. loans ..............         --          --      247,488       985,509            --           --
Total investment income ....................     56,350     648,532    1,109,997     3,929,361            --       31,306
                                              ---------   ---------  -----------  ------------    ----------    ---------
Expenses:
  Mortality and expense risks ..............     13,988      54,610      105,458       411,487         8,049       29,798
                                              ---------   ---------  -----------  ------------    ----------    ---------
Net investment income (loss) ...............     42,362     593,922    1,004,539     3,517,874        (8,049)       1,508
Net realized and unrealized gain (loss):
  Net realized gains (loss) ................    (14,489)    165,556           --            --       (29,925)    (241,740)
  Net unrealized appreciation/(depreciation)
    during year ............................   (300,198)   (569,216)          --            --       476,989      469,537
                                              ---------   ---------  -----------  ------------    ----------    ---------
Net realized and unrealized gain/loss on
  investments ..............................   (314,687)   (403,660)          --            --       447,064      227,797
                                              ---------   ---------  -----------  ------------    ----------    ---------
Net increase (decrease) in net assets
resulting from operations ..................  $(272,325)  $ 190,262   $1,004,539  $  3,517,874     $ 439,015    $ 229,305
                                              =========   =========  ===========  ============    ==========    =========


                                                 Small/Mid Cap Growth       Real Estate Equity        Growth & Income
                                                      Subaccount                Subaccount               Subaccount
                                                 --------------------       ----------------------    ---------------------------
                                                 3/31/00     12/31/99       3/31/00       12/31/99    3/31/00            12/31/99
                                                 -------     --------       -------       --------    -------            --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I .....   $       --    $ 1,903,687   $ 244,053    $  771,050   $  2,643,561   $ 124,750,392
  M Fund Inc................................           --             --          --            --             --              --
Interest income on pol. loans ..............           --             --      32,615       131,461      3,405,219      12,877,539
                                               ----------    -----------   ---------    ----------   ------------   -------------
Total investment income ....................           --      1,903,687     276,668       902,511      6,048,780     137,627,931
Expenses:
  Mortality and expense risks ..............       18,267         69,847      18,989        78,893      1,660,489       6,531,512
                                               ----------    -----------   ---------    ----------   ------------   -------------
Net investment income (loss) ...............      (18,267)     1,833,840     257,679       823,618      4,388,291     131,096,419
Net realized and unrealized gain (loss):....
  Net realized gains (loss) ................     (182,463)       (13,020)    (43,024)      123,591      8,209,775      22,802,197
  Net unrealized appreciation/(depreciation)
    during year ............................    1,024,783     (1,274,161)     51,455    (1,106,755)     7,713,859       7,687,109
                                               ----------    -----------   ---------    ----------   ------------   -------------
Net realized and unrealized gain (loss) on
  investments ..............................      842,320     (1,287,181)    108,431      (983,164)    15,923,634      30,489,306
                                               ----------    -----------   ---------    ----------   ------------   -------------
Net increase (decrease) in net assets
  resulting from operations ................   $   824,053   $   546,659   $ 366,110    $ (159,546)  $ 20,311,925   $ 161,585,725
                                               ===========   ===========   =========    ==========   ============   =============

              JOHN HANCOCK VARIABLE LIFE ACCOUNT U STATEMENTS OF

             OPERATIONS (Unaudited) (continued) Years and periods

                             ended March 31, 2000


                                                                   Managed           Short-Term Bond       Small Cap Value
                                                                  Subaccount            Subaccount            Subaccount
                                                             --------------------    -------------------   -------------------
                                                             3/31/00     12/31/99    3/31/00    12/31/99   3/31/00   12/31/99
                                                             -------     --------    -------    --------   -------   ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I .................    $3,259,037  $ 39,951,885  $ 15,547   $ 53,689   $ 19,612   $  97,290
  M Fund Inc............................................            --            --        --         --         --          --
Interest income on pol. loans ..........................     1,368,321     5,217,121        --         --         --          --
                                                            ----------  ------------  --------   --------   --------   ---------
Total investment income ................................     4,627,358    45,169,006    15,547     53,689     19,612      97,290
Expenses:.....
  Mortality and expense risks ..........................       663,688     2,636,085     1,503      5,065      6,137      24,661
                                                            ----------  ------------  --------   --------   --------   ---------
Net investment income ..................................     3,963,670    42,532,921    14,044     48,624     13,475      72,629
Net realized /unrealized gain (loss):
  Net realized gains (loss) ............................     1,779,374     5,060,826   (11,242)    (3,107)   (89,286)   (217,582)
  Net unrealized appreciation/(depreciation) during
    year ...............................................     2,190,074    (9,288,287)    7,393    (23,648)    64,023     (40,472)
                                                            ----------  ------------  --------   --------   --------   ---------
Net realized and unrealized gain/loss on investments ...     3,969,448    (4,227,461)   (3,849)   (26,755)   (25,263)   (258,054)
                                                            ----------  ------------  --------   --------   --------   ---------
Net increase (decrease) in net assets resulting from
  operations ...........................................    $7,933,118  $ 38,305,460  $ 10,195   $ 21,869   $(11,788)  $(185,425)
                                                            ==========  ============  ========   ========   ========   =========


                                                              International
                                                              Opportunities        Equity Index             Global Bond
                                                               Subaccount           Subaccount               Subaccount
                                                          --------------------     -------------------      ------------------
                                                          3/31/00     12/31/99     3/31/00    12/31/99      3/31/00   12/31/99
                                                          -------     --------     -------    --------      -------   --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I ................   $      --   $  354,646   $ 68,127   $ 921,698    $  6,003  $   91,316
  M Fund Inc...........................................          --           --         --          --          --          --
Interest income on pol. loans .........................          --           --         --          --          --          --
                                                          ---------   ----------   --------   ---------    --------  ----------
Total investment income ...............................          --      354,646     68,127     921,698       6,003      91,316
Expenses:
  Mortality and expense risks .........................       8,298       24,257     33,425     103,983       2,419       9,736
                                                          ---------   ----------   --------   ---------    --------  ----------
Net investment income (loss) ..........................      (8,298)     330,389     34,702     817,715       3,584      81,580
Net realized and unrealized gain (loss):
  Net realized gains (loss) ...........................     273,099      123,861    211,295     471,802     (34,492)     (1,996)
  Net unrealized appreciation/(depreciation) during
    year ..............................................    (264,847)     839,140    357,753   2,019,913      56,600    (126,001)
                                                          ---------   ----------   --------   ---------    --------  ----------
Net realized and unrealized gain/loss on investments ..       8,252      963,001    569,048   2,491,715      22,108    (127,997)
                                                          ---------   ----------   --------   ---------    --------  ----------
Net increase (decrease) in net assets resulting from
  operations ..........................................   $     (46)  $1,293,390  $ 603,750  $3,309,430    $ 25,692  $  (46,417)
                                                          =========   ==========   ========   =========    ========  ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                                                                             Frontier Capital
                                                                Turner Core Growth  Brandes International      Appreciation
                                                                     Subaccount       Equity Subaccount         Subaccount
                                                               ------------------   ---------------------  -------------------
                                                               3/31/00   12/31/99   3/31/00    12/31/99    3/31/00    12/31/99
                                                               -------   --------   -------    --------    --------   --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.....................    $    --   $ 38,038   $     --   $ 18,453    $     --   $ 20,787
  M Fund Inc...............................................         --         --         --         --          --         --

Interest income on pol. loans..............................         --         --         --         --          --         --
                                                               -------   --------   --------   --------    --------   --------
Total investment income....................................         --     38,038         --     18,453          --     20,787
Expenses:
  Mortality and expense risks..............................        896      2,102        839      1,904       1,272      3,019
                                                               -------   --------   --------   --------    --------   --------
Net investment income (loss)...............................       (896)    35,936       (839)    16,549      (1,272)    17,768
Net realized and unrealized gain (loss):
  Net realized gains.......................................     30,452     44,245      4,371      7,704       4,012     22,678
  Net unrealized appreciation/(depreciation) during year...     33,249     37,727    (23,065)   119,400     133,921    164,599
                                                               -------   --------   --------   --------    --------   --------
Net realized and unrealized gain/loss on investments.......     63,701     81,972    (18,694)   127,104     137,933    187,277
                                                               -------   --------   --------   --------    --------   --------
Net increase (decrease) in net assets resulting from
  operations...............................................    $62,805   $117,908   $(19,533)  $143,653    $136,661   $205,045
                                                               =======   ========   ========   ========    ========   ========

                                                                     Emerging          International
                                                                  Markets Equity      Opportunities II         Bond Index
                                                                    Subaccount           Subaccount            Subaccount
                                                                ------------------    -----------------    -------------------
                                                                3/31/00   12/31/99    3/31/00   12/31/99   3/31/00    12/31/99
                                                                -------   --------    -------   --------   -------    --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I......................    $    --   $ 13,510    $    --   $  --     $ 12,540    $ 17,417
  M Fund Inc................................................         --         --         --      --           --          --

Interest income on pol. loans...............................         --         --         --      --           --          --
                                                                -------   --------    -------   -----     --------    --------
Total investment income.....................................         --     13,510         --      --       12,540      17,417
Expenses:
  Mortality and expense risks...............................      1,021        720        243      --          967       1,565
                                                                -------   --------    -------   -----     --------    --------
Net investment income (loss)................................     (1,021)    12,790       (243)     --       11,573      15,852
Net realized and unrealized gain (loss):
  Net realized gains (loss).................................     32,912      5,339     12,897      --       (1,322)     (1,422)
  Net unrealized appreciation/(depreciation) during year....        987     86,570     (4,172)     --        8,814     (22,820)
                                                                -------   --------    -------   -----     --------    --------
Net realized and unrealized gain/loss on investments........     33,899     91,909      8,725      --        7,492     (24,242)
                                                                -------   --------    -------   -----     --------    --------
Net increase (decrease) in net assets resulting from
operations..................................................    $32,878   $104,699    $ 8,482   $  --     $ 19,065    $ (8,390)
                                                                =======   ========    =======   =====     ========    ========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                                   Small/Mid             High Yield            Enhanced US
                                                                    Cap Core                Bond               Equity Fund
                                                                   Subaccount            Subaccount             Subaccount
                                                              -------------------    ------------------    --------------------
                                                              3/31/00    12/31/99    3/31/00   12/31/99    3/31/00     12/31/99
                                                              -------    --------    -------   --------    -------     --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I....................    $    14    $  6,810   $  3,675   $  2,748    $    --     $  1,117
  M Fund Inc..............................................         --          --         --         --         --           --
Interest income on pol. loans.............................         --          --         --         --         --           --
Total investment income...................................         14       6,810      3,675      2,748         --        1,117
Expenses:
  Mortality and expense risks.............................        200         178        218        206         23            4
Net investment income (loss)..............................       (186)      6,632      3,457      2,542        (23)       1,113
Net realized and unrealized gain (loss):
  Net realized gains (loss)...............................      9,798         252       (260)      (186)       (16)          91
  Net unrealized appreciation/(depreciation) during year..     (1,113)      3,005    (10,047)      (511)       473         (879)
Net realized and unrealized gain/loss on investments......      8,685       3,257    (10,307)      (697)       457         (788)
Net increase (decrease) in net assets resulting from
  operations..............................................    $ 8,499    $  9,889   $ (6,850)  $  1,845    $   434     $    325
                                                              =======    ========   ========   ========    =======     ========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                    Years and periods ended March 31, 2000

                                                 Large Cap Growth                Active Bond             International Equity
                                                   Subaccount                     Subaccount               Index Subaccount
                                           ---------------------------   ---------------------------   -------------------------
                                              3/31/00        12/31/99       3/31/00        12/31/99       3/31/00     12/31/99
                                           ------------   ------------   ------------   ------------   -----------   -----------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)..........   $    236,595   $ 24,389,814   $  3,768,425   $ 20,233,648   $    79,569   $   950,123
  Net realized gain (loss)..............        833,861      4,239,424        (35,588)       192,098        75,508       168,248
  Net unrealized appreciation
   (depreciation) during year...........     11,027,522      1,727,703        911,538    (20,304,536)     (103,509)    5,712,567
                                           ------------   ------------   ------------   ------------   -----------   -----------
 Net increase (decrease) in net assets
  from operations.......................     12,097,978     30,356,941      4,644,375        121,210        51,568     6,830,938
From policyholder transactions:
  Net premiums from
    policyholders.......................     17,535,837     37,307,814      6,448,058     26,114,799     5,057,274     7,373,967
  Net benefits to policyholders.........     11,509,631    (25,817,420)    10,977,903    (35,577,616)    2,533,065    (6,834,914)
  Net increase in policy loans..........      1,648,133             --        137,166             --       150,456            --
                                           ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) in net assets
  from policyholder transactions........      7,674,339     11,490,394     (4,392,679)    (9,462,817)    2,674,665       539,053
                                           ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) in net
  assets................................     19,772,317     41,847,335        251,696     (9,341,607)    2,726,233     7,369,991
Net assets at beginning of year.........    177,062,332    135,214,997    293,120,799    302,462,406    31,899,039    24,529,048
                                           ------------   ------------   ------------   ------------   -----------   -----------
Net assets at end of year...............   $196,834,649   $177,062,332   $293,372,495   $293,120,799   $34,625,272   $31,899,039
                                           ============   ============   ============   ============   ===========   ===========

                                                  Small Cap Growth         International Balanced         Mid Cap Growth
                                                     Subaccount                  Subaccount                 Subaccount
                                            ----------------------------     --------------------    -------------------------
                                               3/31/00       12/31/99       3/31/00     12/31/99      3/31/00      12/31/99
                                            -------------  -------------  -----------  ----------    -----------   -----------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss).........     $     (20,232) $   1,234,844  $     4,847  $    92,816   $   (38,680)  $ 2,058,661
  Net realized gain (loss).............           284,315        491,241       (6,325)       4,711       208,009       773,222
  Net unrealized appreciation
    (depreciation) during year.........         1,372,558      2,317,857      (33,662)     (38,997)     (141,158)    6,801,000
                                            -------------  -------------     --------  -----------   -----------   -----------
Net increase (decrease) in net assets
  from operations......................         1,636,641      4,043,942      (35,140)      58,530        28,171     9,632,883
From policyholder transactions:
  Net premiums from
    policyholders......................         3,906,647      4,316,218       53,815    7,140,951     7,140,951     8,941,124
  Net benefits to policyholders........         1,535,931     (2,206,402)     250,109    1,893,248     1,893,248    (2,937,257)
  Net increase in policy loans.........                --             --           --           --            --            --
                                            -------------  -------------     --------  -----------   -----------   -----------
Net increase (decrease) in net assets
  from policyholder transactions.......         2,370,716      2,109,816     (196,294)     246,627     5,247,703     6,003,867
                                            -------------  -------------     --------  -----------   -----------   -----------
Net increase (decrease) in net assets..         4,007,357      6,153,758     (231,434)     305,157     5,275,874    15,636,750
Net assets at beginning of year........        10,825,578      4,671,820    1,177,232      872,075    20,852,255     5,215,505
                                            -------------  -------------     --------  -----------   -----------   -----------
Net assets at end of year..............     $  14,832,935  $  10,825,578  $   945,798  $ 1,177,232   $26,128,129   $20,852,255
                                            =============  =============     ========  ===========   ===========   ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                Large Cap Value                Money Market                 Mid Cap Value
                                                   Subaccount                   Subaccount                    Subaccount
                                            --------------------------   --------------------------   ----------------------------
                                             3/31/00        12/31/99       3/31/00       12/31/99        3/31/00         12/31/99
                                            -----------   ------------   -----------   ------------   ------------    ------------

Increase (decrease) in net assets
  from operations:
  Net investment income (loss)...........   $    42,362   $    593,922   $ 1,004,539   $  3,517,874   $     (8,049)   $      1,508
  Net realized gain (loss)...............       (14,489)       165,556            --             --        (29,925)       (241,740)
  Net unrealized appreciation
    (depreciation) during year...........      (300,198)      (569,216)           --             --        476,989         469,537
                                            -----------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
  from operations........................      (272,325)       190,262     1,004,539      3,517,874        439,015         229,305
From policyholder transactions:
  Net premiums from policyholders........     1,393,271      3,166,658     7,811,240     33,694,123        769,913       1,886,594
  Net benefits to policyholders..........       670,381     (1,903,017)   10,874,536    (30,672,090)       703,010      (1,754,112)
  Net increase in policy loans...........            --             --      (152,562)            --             --              --
                                            -----------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
  from policyholder transactions.........       722,890      1,263,641    (3,215,858)     3,022,033         66,903         141,482
                                            -----------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets....       450,565      1,453,903    (2,211,319)     6,539,907        505,918         370,787
Net assets at beginning of year..........     9,553,293      8,099,390    76,638,641     70,098,734      5,236,580       4,865,793
                                            -----------   ------------   -----------   ------------   ------------    ------------
Net assets at end of year................   $10,003,858   $  9,553,293   $74,427,322   $ 76,638,641   $  5,742,498    $  5,236,580
                                            ===========   ============   ===========   ============   ============    ============

                                             Small/Mid Cap Growth         Real Estate Equity              Growth & Income
                                                   Subaccount                 Subaccount                     Subaccount
                                           -------------------------   --------------------------   -------------------------------
                                             3/31/00      12/31/99       3/31/00       12/31/99        3/31/00         12/31/99
                                           -----------   -----------   -----------   ------------   --------------   --------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss).........    $   (18,267)  $ 1,833,840   $   257,679   $    823,618   $    4,388,291   $  131,096,419
  Net realized gain (loss).............       (182,463)      (13,020)      (43,024)       123,591        8,209,775       22,802,197
  Net unrealized appreciation
    (depreciation) during year.........      1,024,783    (1,274,161)      151,455     (1,106,755)       7,713,859        7,687,109
                                           -----------   -----------   -----------   ------------   --------------   --------------
Net increase (decrease) in net assets
  from operations......................        824,053       546,659       366,110       (159,546)      20,311,925      161,585,725
From policyholder transactions:
  Net premiums from policyholders......        646,259     3,493,643       783,270      2,304,591       25,986,761      101,973,160
  Net benefits to policyholders........      1,241,087    (3,105,108)    1,054,195     (3,311,591)      44,381,986     (133,701,210)
  Net increase in policy loans.........             --            --        20,586             --        2,445,040               --
                                           -----------   -----------   -----------   ------------   --------------   --------------
Net increase (decrease) in net assets
  from policyholder transactions.......       (594,828)      388,535      (250,339)    (1,007,000)     (15,950,185)     (31,728,050)
                                           -----------   -----------   -----------   ------------   --------------   --------------
Net increase (decrease) in net assets..        229,225       935,194       115,771     (1,166,546)       4,361,740      129,857,675
Net assets at beginning of year........     12,409,573    11,474,379    13,378,472     14,545,018    1,278,739,554    1,148,881,879
                                           -----------   -----------   -----------   ------------   --------------   --------------
Net assets at end of year..............    $12,638,798   $12,409,573   $13,494,243   $ 13,378,472   $1,283,101,294   $1,278,739,554
                                           ===========   ===========   ===========   ============   ==============   ==============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                                                     Short-Term
                                                                                   US Government         Small Cap Value
                                                      Managed Subaccount             Subaccount            Subaccount
                                                   -------------------------   ----------------------  -----------------------
                                                     3/31/00       12/31/99      3/31/00     12/31/99    3/31/00     12/31/99
                                                   ------------    ---------   ----------    --------  ---------     ---------
Increase (decrease) in net assets from
  operations:
  Net investment income..........................  $  3,963,670  $ 42,532,921   $  14,044   $  48,624   $  13,475  $    72,629
  Net realized gain (loss).......................     1,779,374     5,060,826     (11,242)     (3,107)    (89,286)    (217,582)
  Net unrealized appreciation (depreciation)
  during year....................................     2,190,074    (9,288,287)      7,393     (23,648)     64,023      (40,472)
                                                   ------------  ------------   ---------   ---------   ---------  -----------
Net increase (decrease) in net assets from
  operations.....................................     7,933,118    38,305,460      10,195      21,869     (11,788)    (185,425)
From policyholder transactions:
  Net premiums from policyholders................    11,055,778    44,546,082     128,741     690,849     778,782    1,446,109
  Net benefits to policyholders..................    18,933,923   (55,332,758)    299,033    (178,124)    677,820   (1,547,128)
  Net increase in policy loans...................       990,416            --          --          --          --           --
                                                   ------------  ------------   ---------   ---------   ---------  -----------
Net increase (decrease) in net assets from
  policyholder transactions......................    (6,887,729)  (10,786,676)   (170,292)    512,725     100,962     (101,019)
                                                   ------------  ------------   ---------   ---------   ---------  -----------
Net increase (decrease) in net assets............     1,045,389    27,518,784    (160,097)    534,594      89,174     (286,444)
Net assets at beginning of year..................   500,072,750   472,553,966   1,129,483     594,889   4,111,416    4,397,860
                                                   ------------  ------------   ---------   ---------  ----------  -----------
Net assets at end of year........................  $501,118,139  $500,072,750  $  969,386  $1,129,483  $4,200,590  $ 4,111,416
                                                   ============  ============  ==========  ==========  ==========  ===========

                                                   International Opportunities        Equity Index            Global Bond
                                                            Subaccount                 Subaccount              Subaccount
                                                   ---------------------------   -----------------------  -----------------------
                                                    3/31/00          12/31/99     3/31/00     12/31/99      3/31/00     12/31/99
                                                   ---------        ----------   ---------   ----------   ---------    ----------
Increase (decrease) in net assets from
  operations:
  Net investment income.....................       $   (8,298)    $   330,389   $    34,702  $   817,715  $    3,584  $   81,580
  Net realized gain (loss)..................          273,099         123,861       211,295      471,802     (34,492)     (1,996)
  Net unrealized appreciation (depreciation)
  during year...............................         (264,847)        839,140       357,753    2,019,913      56,600    (126,001)
                                                   ----------     -----------   -----------  -----------  ----------  ----------
Net increase (decrease) in net assets from
  operations................................              (46)      1,293,390       603,750    3,309,430      25,692     (46,417)
From policyholder transactions:assets from
  Net premiums from policyholders...........        1,588,931       1,632,955     3,319,881    7,762,529     158,914   1,115,699
  Net benefits to policyholders.............        1,133,045      (1,315,539)    1,163,753   (2,563,485)    558,343    (292,075)
  Net increase in policy loans..............               --              --            --           --          --          --
                                                   ----------     -----------   -----------  -----------  ----------  ----------
Net increase (decrease) in net assets from
  policyholder transactions.................          455,886         317,416     2,156,129    5,199,044    (399,429)    823,624
                                                   ----------     -----------   -----------  -----------  ----------  ----------

Net increase (decrease) in net assets.......          455,840       1,610,806     2,759,879    8,508,474    (373,737)    777,207
Net assets at beginning of year.............        5,310,586       3,699,780    22,117,624   13,609,150   1,882,675   1,105,468
                                                   ----------     -----------   -----------  -----------  ----------  ----------
Net assets at end of year...................       $5,766,426     $ 5,310,586   $24,877,503  $22,117,624  $1,508,938  $1,882,675
                                                   ==========     ===========   ===========  ===========  ==========  ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                             Turner Core Growth      Brandes International       Frontier Capital
                                                                Subaccount             Equity Subaccount     Appreciation Subaccount
                                                           ---------------------     ---------------------   -----------------------
                                                            3/31/00    12/31/99       3/31/00    12/31/99     3/31/00      12/31/99
                                                           ---------  ----------     ---------  ----------   ---------    ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)..........................   $   (896)   $  35,936     $   (839)    $ 16,549   $   (1,272)   $ 17,768
  Net realized gain.....................................     30,452       44,245        4,371        7,704        4,012      22,678
  Net unrealized appreciation (depreciation)
   during year..........................................     33,249       37,727      (23,065)     119,400      133,921     164,599
                                                           --------    ---------     --------     --------   ----------    --------
Net increase (decrease) in net assets from operations...     62,805      117,908      (19,533)     143,653      136,661     205,045
From policyholder transactions:
  Net premiums from policyholders.......................    124,348      240,351       34,073      239,618      181,792     255,268

  Net benefits to policyholders.........................     77,412     (136,661)      12,716      (29,520)      10,222     (89,136)
  Net increase in policy loans..........................         --           --           --           --           --          --
                                                           --------    ---------     --------     --------   ----------    --------
Net increase in net assets from policyholder
   transactions.........................................     46,936      103,690       21,357      210,098      171,570     166,132
                                                           --------    ---------     --------     --------   ----------    --------
Net increase in net assets                                  109,741      221,598        1,824      353,751      308,231     371,177
Net assets at beginning of year.........................    536,192      314,594      588,128      234,377      728,674     357,497
                                                           --------    ---------     --------     --------   ----------    --------
Net assets at end of year...............................   $645,933    $ 536,192     $589,952     $588,128   $1,036,905    $728,674
                                                           ========    =========     ========     ========   ==========    ========

                                                               Emerging Markets          International
                                                                    Equity              Opportunities II            Bond Index
                                                                  Subaccount               Subaccount               Subaccount
                                                            ----------------------   ----------------------   ----------------------
                                                             3/31/00     12/31/99     3/31/00     12/31/99     3/31/00     12/31/99
                                                            ---------   ----------   ---------   ----------   --------    ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................  $   (1,021) $  12,790    $   (243)   $    241     $ 11,573    $ 15,852
 Net realized gain (loss).................................      32,912      5,339      12,897         602       (1,322)     (1,422)
 Net unrealized appreciation (depreciation)
   during year............................................         886     86,570      (4,172)     13,424        8,814     (22,820)
                                                            ----------  ---------    --------    --------     --------    --------
Net increase (decrease) in net assets from operations.....      32,777    104,699       8,482      14,267       19,065      (8,390)

From policyholder transactions:
 Net premiums from policyholders..........................     716,194    433,406     144,487     108,420      323,644     412,326
 Net benefits to policyholders............................     122,864   (144,400)     53,408     (11,064)      15,396     (26,307)
 Net increase in policy loans.............................          --         --          --          --           --          --
                                                            ----------  ---------    --------    --------     --------    --------
Net increase in net assets from policyholder
   transactions...........................................     593,330    289,006      91,079      97,356      308,248     386,019
                                                            ----------  ---------    --------    --------     --------    --------
Net increase in net assets................................     626,107    393,705      99,561     111,623      327,313     377,629
Net assets at beginning of year...........................     395,734      2,029     112,572         949      387,763      10,134
                                                            ----------  ---------    --------    --------     --------    --------
Net assets at end of year.................................  $1,021,841  $ 395,734    $212,133    $112,572     $715,076    $387,763
                                                            ==========  =========    ========    ========     ========    ========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                              Small/Mid Cap CORE       High Yield Bond       Enhanced US Equity Fund
                                                                  Subaccount              Subaccount               Subaccount
                                                             ---------------------   ---------------------   -----------------------
                                                              3/31/00    12/31/99     3/31/00    12/31/99     3/31/00      12/31/99
                                                             ---------  ----------   ---------  ----------   ---------    ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..............................  $   (186)    $ 6,632    $  3,457    $  2,542    $   (23)      $ 1,113
 Net realized gain (loss)..................................     9,798         252        (260)       (186)       (16)           91
 Net unrealized appreciation (depreciation)
  during year..............................................    (1,113)      3,005     (10,047)       (511)       473          (879)
                                                             --------     -------    --------    --------    -------       -------
Net increase (decrease) in net assets from operations......     8,499       9,889      (6,850)      1,845        434           325
From policyholder transactions:
 Net premiums from policyholders...........................   125,879      97,285     117,055      98,955      4,402        13,814
 Net benefits to policyholders.............................    86,638      (7,901)    (24,046)    (13,078)       135            --
 Net increase in policy loans..............................        --          --          --          --         --            --
                                                             --------     -------    --------    --------    -------       -------
Net increase in net assets resulting from policyholder
  transactions.............................................    39,241      89,484     141,101      85,877      4,267        13,814
                                                             --------     -------    --------    --------    -------       -------
Net increase in net assets.................................    47,740      99,373     134,251      87,722      4,701        14,139
Net assets at beginning of year............................    99,481         108      90,601       2,879     14,139            --
                                                             --------     -------    --------    --------    -------       -------
Net assets at end of year..................................  $147,221     $99,481    $224,852    $ 90,601    $18,840       $14,139
                                                             ========     =======    ========    ========    =======       =======

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                March 31, 2000

 1.  Organization

     John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


 2.  Significant Accounting Policies

   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


   Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

   Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

   Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.


 3.  Transactions with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Note 4 Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:

Subaccount                                                               Shares Owned       Cost              Value
----------                                                            ----------------  --------------    ---------------
Large Cap Growth................................................          5,741,593       $127,611,841     $  174,861,561
Active Bond.....................................................         25,890,030        248,439,590        234,884,827
International Equities..........................................          1,479,056         26,796,589         31,570,772
Small Cap Growth................................................            566,326         10,421,963         14,833,170
International Balanced..........................................            109,967            976,041            943,471
Mid Cap Growth..................................................            713,403         18,626,024         26,128,545
Large Cap Value.................................................            708,140         10,602,588          9,984,441
Money Market....................................................          6,251,999         60,394,274         60,394,274
Mid Cap Value...................................................            409,851          5,119,226          5,742,590
Small/Mid Cap Growth............................................            884,190         12,886,858         12,638,999
Real Estate Equity..............................................          1,000,760         13,828,433         11,473,072
Growth & Income.................................................         54,521,668        789,399,326      1,091,691,749
Managed.........................................................         27,360,590        359,653,541        421,340,461
Short-Term Bond.................................................            116,179            984,899            964,359
Small Cap Value.................................................            376,603          4,518,967          4,195,612
International Opportunities.....................................            350,017          4,936,164          5,766,520
Equity Index....................................................          1,081,124         19,188,937         24,855,784
Global Bond.....................................................            191,740          1,557,904          1,503,338
Turner Core Growth..............................................             23,384            512,537            645,943
Brandes International Equity....................................             37,895            474,795            589,962
Frontier Capital Appreciation...................................             34,502            713,685          1,036,922
Emerging Markets Equity.........................................             32,273            934,391          1,021,858
International Opportunities II..................................              9,277            202,840            212,136
Bond Index......................................................             41,614            725,415            711,214
Small/Mid Cap CORE..............................................             10,135            145,325            147,223
High Yield Bond.................................................             10,083            233,901            233,317
Enhanced US Equity Fund.........................................                674             19,248             18,840

                             JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Note 4 Details of Investments (continued)

     Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund through March 31, 2000, were as follows:

Subaccount                                                                                  Purchases       Sales
----------                                                                                ------------    -------------
Large Cap Growth......................................................................      $7,703,632      $ 1,634,696
Active Bond...........................................................................       4,631,457        6,822,636
International Equities Index..........................................................       2,952,172          409,335
Small Cap Growth......................................................................       2,927,333          576,614
International Balanced................................................................          47,905          241,680
Mid Cap Growth........................................................................       5,525,701          316,264
Large Cap Value.......................................................................       1,068,502          322,668
Money Market..........................................................................       3,921,376        6,047,088
Mid Cap Value.........................................................................         519,074          460,127
Small/Mid Cap Growth..................................................................         333,038          945,931
Real Estate Equity....................................................................         561,232          679,296
Growth & Income.......................................................................       3,312,140       18,594,430
Managed...............................................................................       3,380,888        8,682,348
Short-Term U.S. Government............................................................         109,566          270,842
Small Cap Value.......................................................................         431,639          322,180
International Opportunities...........................................................       1,486,284        1,038,602
Equity Index..........................................................................       2,672,849          503,739
Global Bond...........................................................................         161,296          562,740
Turner Core Growth....................................................................         121,407           75,357
Brandes International Equity..........................................................          33,343           12,815
Frontier Capital Appreciation.........................................................         180,928           10,614
Emerging Markets Equity...............................................................         685,355           93,029
International Opportunities II........................................................         193,288          102,449
Bond Index............................................................................         335,583           19,625
Small/Mid Cap CORE....................................................................         123,200           84,142
High Yield Bond.......................................................................         147,370            4,355
Enhanced US Equity Fund...............................................................           4,387              143

                      REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999


                                                                                                 International
                                                                    Large Cap       Sovereign       Equity         Small Cap
                                                                      Growth          Bond          Index            Growth
                                                                    Subaccount      Subaccount     Subaccount      Subaccount
                                                                    ----------      ----------   -------------     ----------
Assets
Cash.............................................................   $     18,374   $     31,159   $     3,363     $     1,196
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value.......................................    156,931,243    236,200,057    29,055,936      10,825,578
Policy loans and accrued interest receivable.....................     20,131,090     56,920,743     2,843,104              --
Receivable from:
       John Hancock Variable Series Trust I......................        166,807         45,107        32,276          20,662
       M Fund Inc................................................             --             --            --              --
Total assets.....................................................    177,247,514    293,197,066    31,934,679      10,847,436
Liabilities                                                         ------------   ------------   -----------     -----------
Payable to John Hancock Variable Life Insurance Company..........        164,174         40,650        31,788          20,488
Asset charges payable............................................         21,008         35,617         3,852           1,370
                                                                    ------------   ------------   -----------     -----------
                                                                         185,182         76,267        35,640          21,858
                                                                    ------------   ------------   -----------     -----------
Net assets.......................................................   $177,062,332   $293,120,799   $31,899,039     $10,825,578
                                                                    ============   ============   ===========     ===========

                                                                    International   Mid Cap        Large Cap         Money
                                                                      Balanced      Growth           Value           Market
                                                                     Subaccount     Subaccount     Subaccount      Subaccount
                                                                    -------------   ----------     ----------      ----------
Assets
Cash.............................................................   $         133   $      2,329   $      1,091    $      4,680
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value.......................................       1,177,232     20,852,255      9,553,293      62,519,986
Policy loans and accrued interest receivable.....................              --             --             --      14,118,655
Receivable from:
        John Hancock Variable Series Trust I.....................             970        103,804          6,237         159,443
        M Fund Inc...............................................              --             --             --              --
                                                                    -------------   ------------   ------------    ------------
Total assets.....................................................       1,178,335     20,958,388      9,560,621      76,802,764
Liabilities
Payable to John Hancock Variable Life Insurance Company..........             950        103,466          6,081         158,266
Asset charges payable............................................             153          2,667          1,247           5,857
                                                                    -------------   ------------   ------------    ------------
                                                                            1,103        106,133          7,328         164,123
                                                                    -------------   ------------   ------------    ------------
Net assets.......................................................   $   1,177,232   $ 20,852,255   $  9,553,293    $ 76,638,641
                                                                    =============   ============   ============    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                               Small/Mid
                                                                    Mid Cap    Cap            Real Estate        Growth &
                                                                    Value      Growth           Equity         Income
                                                                Subaccount     Subaccount     Subaccount     Subaccount
                                                               ------------  -------------  --------------  -------------
Assets
Cash.......................................................     $      589   $     1,386   $     1,428   $      132,575
Investments in shares of portfolios of John Hancock
Variable Series Trust I, at value..........................      5,236,581    12,409,573    11,482,706    1,091,050,404

Policy loans and accrued interest receivable...............             --            --     1,895,766      187,689,150
Receivable from:
     John Hancock Variable Series Trust I..................         27,820        34,285         1,966          333,111
     M Fund Inc............................................             --            --            --               --

Total assets...............................................      5,264,990    12,445,244    13,381,866    1,279,205,240
Liabilities
Payable to John Hancock Variable Life Insurance Company....         27,735        34,083         1,758          314,139
Asset charges payable......................................            675         1,588         1,636          151,547
Total liabilities..........................................         28,410        35,671         3,394          465,686

Net assets . . . . . . . . . . . . . . . . . . . . . . . .      $5,236,580   $12,409,573   $ 3,378,472   $1,278,739,554
                                                                ==========   ===========   ===========   ==============

                                                                              Short-Term     Small Cap      International
                                                                Managed         Bond           Value        Opportunities
                                                               Subaccount     Subaccount     Subaccount       Subaccount
                                                               ----------    -----------    ------------    --------------
Assets
Cash......................................................    $     52,222   $       129     $       460     $        593
Investments in shares of portfolios of John Hancock
Variable Series Trust I, at value.........................     422,672,470     1,129,483       4,111,416        5,310,586
Policy loans and accrued interest receivable..............      77,400,280            --              --               --
Receivable from:
John Hancock Variable Series Trust I......................         123,268           218           2,954            5,072
M Fund Inc................................................              --            --              --               --
                                                              ------------   -----------     -----------     ------------
Total assets..............................................     500,248,240     1,129,830       4,114,830        5,316,251
Liabilities
Payable to John Hancock Variable Life Insurance Company...         115,790           199           2,887            4,985
Asset charges payable.....................................          59,700           148             527              680
                                                              ------------   -----------     -----------     ------------
Total liabilities.........................................         175,490           347           3,414            5,665
                                                              ------------   -----------     -----------     ------------
Net assets................................................    $500,072,750   $ 1,129,483     $ 4,111,416     $  5,310,586
                                                              ============   ===========     ===========     ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                                                 Turner         Brandes
                                                                    Equity        Global          Core       International
                                                                    Index          Bond          Growth         Equity
                                                                  Subaccount     Subaccount     Subaccount     Subaccount
                                                                  ----------     ----------     ----------     ----------
Assets
Cash .....................................................       $     2,517    $       216    $        60    $        65
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value ......................        22,117,624      1,882,675             --             --
Investments in shares of portfolios of M Fund Inc., at
  value ...............................................                   --             --        536,192        588,128
Policy loans and accrued interest receivable .............                --             --             --             --
Receivable from:
     John Hancock Variable Series Trust I ................            19,259             31             --             --
     M Fund Inc. .........................................                --             --              9             10
                                                                  ----------     ----------     ----------     ----------
Total assets .............................................        22,139,400      1,882,922        536,261        588,203
Liabilities
Payable to John Hancock Variable Life Insurance Company ..            18,897            --              --             --
Asset charges payable ....................................             2,879           247              69             75
                                                                  ----------     ---------      ----------     ----------
Total liabilities ........................................            21,776           247              69             75
                                                                  ----------     ---------      ----------     ----------
Net assets ...............................................       $22,117,624    $1,882,675     $   536,192    $   588,128
                                                                  ==========     =========      ==========     ==========

                                                                  Frontier        Emerging
                                                                   Capital        Markets          Global
                                                                 Appreciation      Equity          Equity      Bond Index
                                                                  Subaccount     Subaccount     Subaccount     Subaccount
                                                                  ----------     ----------     ----------     ----------
Assets
Cash .....................................................       $        80    $        43    $        12    $        45
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value ......................                --        395,733        112,572        387,762
Investments in shares of portfolios of M Fund Inc., at
  value ..................................................           728,674             --             --             --
Policy loans and accrued interest receivable .............                --             --             --             --
Receivable from:
     John Hancock Variable Series Trust I ................                --          2,536              2          1,123
     M Fund Inc. .........................................                12             --             --             --
                                                                  ----------     ----------     ----------     ----------
Total assets .............................................           728,766        398,312        112,586        388,930
Liabilities
Payable to John Hancock Variable Life Insurance Company ..                --          2,529             --          1,116
Asset charges payable ....................................                92             49              14            51
                                                                  ----------     ----------     ----------     ----------
Total liabilities ........................................                92          2,578              14         1,167
                                                                  ----------     ----------     ----------     ----------
Net assets ...............................................       $   728,674    $   395,734    $    112,572   $   387,763
                                                                  ==========     ==========     ===========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                           Small/Mid       High Yield       Enhanced
                                                                            Cap CORE          Bond         U.S. Equity
                                                                           Subaccount      Subaccount      Subaccount
                                                                           ----------      ----------      ----------
Assets
Cash...........................................................          $         9      $       --      $        1
Investments in shares of portfolios of John Hancock Variable
Series Trust I, at value.......................................               99,481          90,611              --
Investments in shares of portfolios of M Fund Inc., at value ..                   --              --          14,140
Policy loans and accrued interest receivable...................                   --              --              --
Receivable from:
     John Hancock Variable Series Trust I......................               16,714           1,478              --
     M Fund Inc................................................                   --              --              --
                                                                           ---------       ---------       ---------
Total assets...................................................              116,204          92,089          14,141
Liabilities
Payable to John Hancock Variable Life Insurance Company........               16,712           1,477              --
Asset charges payable..........................................                   11              11               2
                                                                           ---------       ---------       ---------
Total liabilities..............................................               16,723           1,488               2
                                                                           ---------       ---------       ---------
Net assets.....................................................          $    99,481      $   90,601      $   14,139
                                                                           =========       =========       =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                     Years and periods ended December 31,

                                                        Large Cap Growth Subaccount                  Sovereign Bond Subaccount
                                                   -------------------------------------      --------------------------------------
                                                     1999          1998         1997             1999          1998          1997
                                                   ----------   ----------    ----------       ----------    ----------   ----------
Investment income:
Distributions received from:
     John Hancock Variable Series
        Trust I ..............................    $24,007,195  $11,641,271   $ 7,675,850     $ 17,792,726   $19,685,096 $ 17,409,990
     M Fund Inc. .............................             --           --            --               --            --           --
Interest income on policy loans ..............      1,211,333    1,008,607       875,892        4,084,783     4,027,376    3,926,698
                                                   ----------   ----------    ----------       ----------    ----------   ----------
Total investment income ......................     25,218,528   12,649,878     8,551,742       21,877,509    23,712,472   21,336,688
Expenses:
     Mortality and expense risks .............        828,714      624,665       480,057        1,643,861     1,624,615    1,514,127
                                                   ----------   ----------    ----------       ----------    ----------   ----------
Net investment income ........................     24,389,814   12,025,213     8,071,685       20,233,648    22,087,857   19,822,561
Net realized and unrealized gain (loss) on
     investments:
     Net realized gain .......................      4,239,424    3,520,199     4,216,904          192,098     1,600,539    1,088,488
     Net unrealized appreciation
        (depreciation) during the period .....      1,727,703   18,509,310     7,920,403      (20,304,536)   (2,317,324)   2,987,952
                                                   ----------   ----------    ----------       ----------    ----------   ----------
Net realized and unrealized gain (loss) on
     investments .............................      5,967,127   22,029,509    12,137,307      (20,112,438)     (716,785)   4,076,440
                                                   ----------   ----------    ----------       ----------    ----------   ----------
Net increase in net assets resulting from
     operations ..............................    $30,356,941  $34,054,722   $20,208,992     $    121,210  $ 21,371,072  $23,899,001
                                                   ==========   ==========    ==========       ==========    ==========   ==========

                                                   International Equity Index Subaccount            Small Cap Growth Subaccount
                                                   -------------------------------------       ------------------------------------
                                                      1999         1998         1997             1999           1998         1997
                                                   ----------   ----------    ----------       ----------    ----------   ---------
Investment income:
Distributions received from:
     John Hancock Variable Series
        Trust I ..............................    $   917,904  $ 3,394,842  $    840,616      $ 1,272,230   $        -- $       976
     M Fund Inc. .............................             --           --            --               --            --          --
Interest income on policy loans ..............        179,345      170,285       170,905               --            --          --
Total investment income ......................      1,097,249    3,565,127     1,011,521        1,272,230            --         976
Expenses:
     Mortality and expense risks .............        147,126      124,891       107,415           37,386        20,335      11,175
                                                   ----------   ----------    ----------       ----------    ----------   ---------
Net investment income (loss) .................        950,123    3,440,236       904,106        1,234,844       (20,335)    (10,199)
Net realized and unrealized gain (loss) on
     investments:
     Net realized gain .......................        168,248      148,419      209,781           491,241        55,393      34,153
     Net unrealized appreciation
        (depreciation) during the period .....      5,712,567      105,161   (2,036,425)        2,317,857       518,731     226,085
                                                   ----------   ----------    ---------        ----------    ----------   ---------
Net realized and unrealized gain (loss) on
     investments .............................      5,880,815      253,580   (1,826,644)        2,809,098       574,124     260,238
                                                   ----------   ----------    ---------        ----------    ----------   ---------
Net increase (decrease) in net assets
     resulting from operations ...............    $ 6,830,938  $ 3,693,816  $  (922,538)      $ 4,043,942   $   553,789  $  250,039
                                                   ==========    =========    =========        ==========    ==========   =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                      International Balanced Subaccount               Mid Cap Growth Subaccount
                                                    -------------------------------------       ------------------------------------
                                                       1999         1998          1997             1999           1998         1997
                                                    ----------   ----------    ----------       ----------    ----------   ---------

Investment income:
Distributions received from:
     John Hancock Variable Series Trust I .....    $    99,184  $    57,587   $ 30,867         $ 2,117,559  $    461,919  $      --
     M Fund Inc. ..............................             --           --         --                  --           --          --
Interest income on policy loans ...............             --           --         --                  --           --          --
                                                   -----------  -----------   --------         -----------  -----------   ---------
Total investment income .......................         99,184       57,587     30,867           2,117,559      461,919          --
Expenses:
     Mortality and expense risks ..............          6,368        4,696      2,758              58,898       16,758       5,801
                                                   -----------  -----------   --------         -----------  -----------   ---------
Net investment income (loss) ..................         92,816       52,891     28,109           2,058,661      445,161      (5,801)
Net realized and unrealized gain (loss) on
     investments:
     Net realized gain (loss) .................          4,711      (4,506)     12,000             773,222       73,958         394
     Net unrealized appreciation (depreciation)
     during the period ........................        (38,997)     78,455     (41,999)          6,801,000      647,137     199,441
                                                   -----------  -----------   --------         -----------  -----------   ---------
Net realized and unrealized gain (loss) on
     investments ..............................        (34,286)     73,949     (29,999)          7,574,222      721,095     199,835
                                                   -----------  -----------   --------         -----------  -----------   ---------
Net increase (decrease) in net assets resulting
     from operations ..........................      $  58,530  $  126,840    $ (1,890)        $ 9,632,883  $ 1,166,256   $ 194,034
                                                   ===========  ==========    ========         ===========  ===========   =========

                                                            Large Cap Value Subaccount                   Money Market Subaccount
                                                       -------------------------------------    ------------------------------------
                                                          1999         1998          1997           1999         1998        1997
                                                       ----------   ----------    ----------    ----------    ----------   ---------
Investment income:
Distributions received from:
     John Hancock Variable Series Trust I .....       $   648,532  $   433,626   $   266,440  $  2,943,852   $ 2,888,490 $ 2,746,662
     M Fund Inc. ..............................                --           --            --            --            --          --
Interest income on policy loans ...............                --           --            --       985,509       973,241     957,390
                                                       ----------   ----------    ----------    ----------    ----------   ---------
Total investment income .......................           648,532      433,626       266,440     3,929,361     3,861,731   3,704,052
Expenses:
     Mortality and expense risks ..............            54,610       44,753       25,295        411,487       380,002     361,409
                                                       ----------   ----------    ---------     ----------    ----------   ---------
Net investment income .........................           593,922      388,873      241,145      3,517,874     3,481,729   3,342,643
Net realized and unrealized gain (loss) on
     investments:
     Net realized gain ........................           165,556      673,582      217,073             --            --          --
     Net unrealized appreciation (depreciation)
     during the period ........................          (569,216)    (479,093)     532,936             --            --          --
                                                       ----------   ----------    ---------     ----------    ----------   ---------
Net realized and unrealized gain (loss) on
     investments ..............................          (403,660)     194,489      750,009             --            --          --
                                                       ----------   ----------    ---------     ----------    ----------   ---------
Net increase in net assets resulting from
     operations ...............................       $   190,262  $   583,362   $  991,154   $  3,517,874   $ 3,481,729 $ 3,342,643
                                                       ==========   ==========    =========     ==========    ==========   =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                         MID CAP VALUE SUBACCOUNT              SMALL/MID CAP GROWTH SUBACCOUNT
                                                    -----------------------------------    ---------------------------------------
                                                       1999        1998         1997           1999         1998          1997
                                                    ----------  -----------  ----------   ------------  ------------  ------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........    $   31,306  $    40,338  $  178,590   $  1,903,687  $    217,686  $  1,022,881
  M Fund Inc....................................            --           --          --             --            --            --
Interest income on policy loans.................            --           --          --             --            --            --
                                                    ----------  -----------  ----------   ------------  ------------  ------------
Total investment income.........................        31,306       40,338     178,590      1,903,687       217,686     1,022,881
Expenses:
  Mortality and expense risks...................        29,798       23,760       6,329         69,847        63,334        54,469
                                                    ----------  -----------  ----------   ------------  ------------  ------------
Net investment income...........................         1,508       16,578     172,261      1,833,840       154,352       968,412
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)......................      (241,740)    (422,902)    121,152        (13,020)       56,968       533,297
  Net unrealized appreciation (depreciation)
   during the period............................       469,537     (260,362)    (86,033)    (1,274,161)      334,213    (1,073,252)
                                                    ----------  -----------  ----------   ------------  ------------  ------------
Net realized and unrealized gain (loss) on
  investments...................................       227,797     (683,264)     35,119     (1,287,181)      391,181      (539,955)
                                                    ----------  -----------  ----------   ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from operations.....................    $  229,305  $  (666,686) $  207,380   $    546,659  $    545,533  $    428,457
                                                    ==========  ===========  ==========   ============  ============  ============


                                                        REAL ESTATE EQUITY SUBACCOUNT            GROWTH & INCOME SUBACCOUNT
                                                     ----------------------------------   ----------------------------------------
                                                       1999         1998       1997           1999         1998           1997
                                                    ----------  -----------  ----------   ------------  ------------  ------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........   $   771,050  $   817,633  $  957,079   $124,750,392  $ 96,326,313  $ 99,799,718
  M Fund Inc....................................            --           --          --             --            --            --
Interest income on policy loans.................       131,461      145,212     140,517     12,877,539    11,727,553    10,448,315
                                                   -----------  -----------  ----------   ------------  ------------  ------------
Total investment income.........................       902,511      962,845   1,097,596    137,627,931   108,053,866   110,248,033
Expenses:
  Mortality and expense risks...................        78,893       86,610      76,454      6,531,512     5,589,689     4,658,703
                                                   -----------  -----------  ----------   ------------  ------------  ------------
Net investment income...........................       823,618      876,235   1,021,142    131,096,419   102,464,177   105,589,330
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain.............................       123,591      442,876     551,925     22,802,197    22,835,488    16,543,458
  Net unrealized appreciation (depreciation)
   during the period............................    (1,106,755)  (3,720,942)    447,661      7,687,109   112,457,395    67,250,127
                                                   -----------  -----------  ----------   ------------  ------------  ------------
Net realized and unrealized gain (loss) on
  investments...................................      (983,164)  (3,278,066)    999,586     30,489,306   135,292,883    83,793,585
                                                   -----------  -----------  ----------   ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from operations.....................   $  (159,546) $(2,401,831) $2,020,728   $161,585,725  $237,757,060  $189,382,915
                                                   ===========  ===========  ==========   ============  ============  ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                            MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                                   ---------------------------------------   --------------------------------------
                                                       1999          1998         1997          1999          1998         1997
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Investment income:
Distributions received from:
  John Hancock Variable Series
   Trust I......................................   $39,951,885   $37,907,821   $32,757,460   $   53,689    $   31,261    $   22,079
  M Fund Inc....................................            --            --            --           --            --            --
Interest income on policy loans.................     5,217,121     4,949,021     4,669,363           --            --            --
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Total investment income.........................    45,169,006    42,856,842    37,426,823       53,689        31,261        22,079
Expenses:
  Mortality and expense risks...................     2,636,085     2,381,406     2,111,314        5,065         3,052         2,202
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Net investment income...........................    42,532,921    40,475,436    35,315,509       48,624        28,209        19,877
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)......................     5,060,826     5,853,076     5,663,060       (3,107)        2,008           235
  Net unrealized appreciation (depreciation)
   during the period............................    (9,288,287)   24,834,482    16,843,903      (23,648)       (5,287)        1,405
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Net realized and unrealized gain (loss) on
  investments...................................    (4,227,461)   30,687,558    22,506,963      (26,755)       (3,279)        1,640
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Net increase in net assets resulting from
  operations....................................   $38,305,460   $71,162,994   $57,822,472   $   21,869    $   24,930    $   21,517
                                                   ===========   ===========   ===========   ==========    ==========    ==========


                                                         SMALL CAP VALUE SUBACCOUNT          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                   ---------------------------------------   --------------------------------------
                                                       1999          1998         1997          1999          1998         1997
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Investment income:
Distributions received from:
  John Hancock Variable Series
   Trust I......................................   $    97,290   $    24,781   $   256,363   $  354,646    $   27,799    $   35,111
  M Fund Inc....................................            --            --            --           --            --            --
Interest income on policy loans.................            --            --            --           --            --            --
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Total investment income.........................        97,290        24,781       256,363      354,646        27,799        35,111
Expenses:
  Mortality and expense risks...................        24,661        23,711        10,530       24,257        19,481        11,575
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Net investment income...........................        72,629         1,070       245,833      330,389         8,318        23,536
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)......................      (217,582)       61,917       129,604      123,861        64,757        78,058
  Net unrealized appreciation (depreciation)
   during the period............................       (40,472)     (364,339)      (32,439)     839,140       339,709      (141,034)
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Net realized and unrealized gain (loss) on
  investments...................................      (258,054)     (302,422)       97,165      963,001       404,466       (62,976)
                                                   -----------   -----------   -----------   ----------    ----------    ----------
Net increase (decrease) in net assets
  resulting operations..........................   $  (185,425)  $  (301,352)  $   342,998   $1,293,390    $  412,784    $  (39,440)
                                                   ===========   ===========   ===========   ==========    ==========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                          EQUITY INDEX SUBACCOUNT                 GLOBAL BOND SUBACCOUNT
                                                    -----------------------------------   ---------------------------------------
                                                       1999         1998        1997        1999           1998           1997
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Investment income:
Distributions received from:
  John Hancock Variable Series
   Trust I.......................................   $  921,698   $  367,284  $  220,686   $   91,316     $  62,244      $  84,597
  M Fund Inc.....................................           --           --          --           --            --             --
Interest income on policy loans..................           --           --          --           --            --             --
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Total investment income..........................      921,698      367,284     220,686       91,316        62,244         84,597
Expenses:
  Mortality and expense risks....................      103,983       60,274      28,637        9,736         7,516          5,827
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Net investment income............................      817,715      307,010     192,049       81,580        54,728         78,770
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss).......................      471,802      132,619      38,987       (1,996)       32,917          5,891
  Net unrealized appreciation (depreciation)
   during the period.............................    2,019,913    2,082,107   1,193,531     (126,001)       11,342         (3,195)
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Net realized and unrealized gain (loss) on
  investments....................................    2,491,715    2,214,726   1,232,518     (127,997)       44,259          2,696
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Net increase (decrease) in net assets
  resulting from operations......................   $3,309,430   $2,521,736  $1,424,567   $  (46,417)    $  98,987      $  81,466
                                                    ==========   ==========  ==========   ==========     =========      =========


                                                       TURNER CORE GROWTH SUBACCOUNT      BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                    -----------------------------------   ---------------------------------------
                                                       1999         1998        1997         1999           1998          1997
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Investment income:
Distributions received from:
  John Hancock Variable Series
   Trust I.......................................   $       --   $       --  $       --   $       --     $      --      $      --
  M Fund Inc.....................................       38,038        5,535      11,090       18,453        13,237          2,278
Interest income on policy loans..................           --           --          --           --            --             --
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Total investment income..........................       38,038        5,535      11,090       18,453        13,237          2,278
Expenses:
  Mortality and expense risks....................        2,102        1,022         505        1,904         1,143            746
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Net investment income............................       35,936        4,513      10,585       16,549        12,094          1,532
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain..............................       44,245       14,364       3,166        7,704         1,184            133
  Net unrealized appreciation during the
   period........................................       37,727       49,605      12,370      119,400        15,813          2,674
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Net realized and unrealized gain on
  investments....................................       81,972       63,969      15,536      127,104        16,997          2,807
                                                    ----------   ----------  ----------   ----------     ---------      ---------
Net increase in net assets resulting from
  operations.....................................   $  117,908   $   68,482  $   26,121   $  143,653     $  29,091      $   4,339
                                                    ==========   ==========  ==========   ==========     =========      =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                 Frontier Capital Appreciation     Emerging Markets Equity          Global
                                                           Subaccount                     Subaccount           Equity Subaccount
                                                 --------------------------------   ------------------------   ------------------
                                                   1999        1998        1997       1999            1998*      1999      1998*
                                                 ---------  ----------  ---------   -----------  -----------   --------  --------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I           $      --  $           $      --   $    13,510  $         1   $    508  $      1
  M Fund Inc.                                       20,787       1,888      8,986            --           --         --        --
Interest income on policy loans                          --         --         --            --           --         --        --
                                                  --------  ----------  ---------   -----------  -----------   --------  --------
Total investment income                             20,787       1,888      8,986        13,510            1        508         1
Expenses:
  Mortality and expense risks                        3,019       2,096      1,464           720           --        267        --
Net investment income (loss)                        17,768        (208)     7,522        12,790            1        241         1
                                                  --------  ----------  ---------   -----------  -----------   --------  --------
Net realized and unrealized gain on
  investments:
  Net realized gain                                 22,678      12,123      9,048         5,339           --        602         1
  Net unrealized appreciation (depreciation)
     during the period                             164,599     (17,930)    40,541        86,570           10     13,424        45
                                                  --------  ----------  ---------   -----------  -----------   --------  --------
Net realized and unrealized gain (loss) on
  investments                                      187,277      (5,807)    49,589        91,909           10     14,026        46
                                                  --------  ----------  ---------   -----------  -----------   --------  --------
Net increase (decrease) in net assets
  resulting from operations                       $205,045  $   (6,015) $  57,111   $   104,699  $        11   $ 14,267  $     47
                                                  ========  ==========  =========   ===========  ===========   ========  ========

                                                                              Small/Mid                                  Enhanced
                                                                              Cap CORE                High Yield       U.S. Equity
                                                  Bond Index Subaccount      Subaccount             Bond Subaccount     Subaccount
                                                  ---------------------  --------------------    --------------------  -----------
                                                     1999      1998*       1999        1998*       1999       1998*       1999**
                                                  --------  -----------  ---------  ---------    ---------   --------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I           $  17,417  $      149   $   6,810  $      --    $   2,748   $     19  $        --
  M Fund Inc.                                           --          --          --         --           --         --        1,117
Interest income on policy loans                         --          --          --         --           --         --           --
                                                  --------  ----------   ---------  ---------    ---------   --------  -----------
Total investment income                             17,417         149       6,810                   2,748         19        1,117
Expenses:
  Mortality and expense risks                        1,565           3         178         --          206          1            4
                                                  --------  ----------   ---------  ---------    ---------   --------  -----------
Net investment income                               15,852         146       6,632         --        2,542         18        1,113
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)                          (1,422)         (1)        252         --         (186)        --           91
  Net unrealized appreciation (depreciation)
     during the period                             (22,820)       (196)      3,005          6         (511)       (26)        (879)
                                                  --------  ----------   ---------  ---------    ---------   --------  -----------
Net realized and unrealized gain (loss) on
  investments                                      (24,242)       (197)      3,257          6         (697)       (26)        (788)
                                                  --------  ----------   ---------  ---------    ---------   --------  -----------
Net increase (decrease) in net assets
  resulting from operations                       $ (8,390) $      (51)  $   9,889  $       6    $   1,845   $     (8) $       325
                                                  ========  ==========   =========  =========    =========   ========  ===========

__________
*  From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,

                                                 Large Cap Growth Subaccount                    Sovereign Bond Subaccount
                                       ---------------------------------------------   --------------------------------------------
                                            1999             1998           1997           1999           1998            1997
                                       --------------   -------------    -----------   ------------   -------------   -------------
Increase (decrease) in net assets
 from operations:
 Net investment income................ $   24,389,814   $  12,025,213    $ 8,071,685   $ 20,233,648   $  22,087,857   $  19,822,561
 Net realized gains...................      4,239,424       3,520,199      4,216,904        192,098       1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the
  period..............................      1,727,703      18,509,310      7,920,403    (20,304,536)     (2,317,324)      2,987,952
                                        -------------    ------------   ------------   ------------    ------------    ------------
Net increase in net assets resulting
 from operations......................     30,356,941      34,054,722     20,208,992        121,210      21,371,072      23,899,001
From policyholder transactions:
 Net premiums from
  policyholders.......................     37,307,814      21,681,632     18,819,133     26,114,799      32,901,747      31,136,450
 Net benefits to policyholders........    (25,817,420)    (21,510,240)   (19,915,971)   (35,577,616)    (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans...............................             --       2,561,877        (41,068)            --       1,607,456       1,612,490
                                        -------------    ------------   ------------   ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     11,490,394       2,733,269     (1,137,906)    (9,462,817)     (5,068,547)     (6,757,831)
                                        -------------    ------------   ------------   ------------    ------------    ------------
Net increase (decrease) in net
 assets...............................     41,847,335      36,787,991     19,071,086     (9,341,607)     16,302,525      17,141,170
Net assets at beginning of
 period...............................    135,214,997      98,427,006     79,355,920    302,462,406     286,159,881     269,018,711
                                        -------------    ------------   ------------   ------------    ------------    ------------
Net assets at end of period...........  $ 177,062,332    $135,214,997   $ 98,427,006   $293,120,799    $302,462,406    $286,159,881
                                        =============    ============   ============   ============    ============    ============

                                           International Equity Index Subaccount               Small Cap Growth Subaccount
                                        --------------------------------------------    -------------------------------------------
                                            1999             1998           1997           1999           1998            1997
                                        -------------    ------------   ------------    ------------   -------------   ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).........  $     950,123    $  3,440,236   $    904,106    $  1,234,844   $     (20,335)  $    (10,199)
 Net realized gains...................        168,248         148,419        209,781         491,241          55,393         34,153
 Net unrealized appreciation
 (depreciation) during the
 period...............................      5,712,567         105,161     (2,036,425)      2,317,857         518,731        226,085
                                        -------------    ------------   -------------   ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations............      6,830,938       3,693,816       (922,538)      4,043,942         553,789        250,039
From policyholder transactions:
 Net premiums from policyholders......      7,373,967       6,549,988      6,398,146       4,316,218       2,382,203      1,906,439
 Net benefits to policyholders........     (6,834,914)     (5,210,982)    (4,052,306)     (2,206,402)       (998,381)      (626,114)
 Net increase in policy loans.........             --          86,200         41,466              --              --             --
                                        -------------    ------------   ------------    ------------   -------------   ------------
Net increase in net assets resulting
 from policyholder transactions.......        539,053       1,425,206      2,387,306       2,109,816       1,383,822      1,280,325
                                        -------------    ------------   ------------    -------------  -------------   ------------
Net increase in net assets............      7,369,991       5,119,022      1,464,768       6,153,758       1,937,611      1,530,364
Net assets at beginning of period.....     24,529,048      19,410,026     17,945,258       4,671,820       2,734,209      1,203,845
                                        -------------    ------------   ------------    -------------  -------------   ------------
Net assets at end of period...........  $  31,899,039    $ 24,529,048   $ 19,410,026    $ 10,825,578   $   4,671,820   $  2,734,209
                                        =============    ============   ============    ============   =============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                             International Balanced Subaccount                  Mid Cap Growth Subaccount
                                        --------------------------------------------    -------------------------------------------
                                            1999             1998           1997           1999           1998            1997
                                        -------------    ------------   ------------    ------------   -------------   ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).........  $      92,816   $      52,891   $     28,109    $  2,058,661   $     445,161   $     (5,801)
 Net realized gains (losses)..........          4,711          (4,506)        12,000         773,222          73,958            394
 Net unrealized appreciation
  (depreciation) during the period....        (38,997)         78,455        (41,999)      6,801,000         647,137        199,441
                                        -------------    ------------   ------------    ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations............         58,530         126,840         (1,890)      9,632,883       1,166,256        194,034
From policyholder transactions:
 Net premiums from policyholders......        377,958         341,482        602,033       8,941,124       3,164,065      1,031,218
 Net benefits to policyholders........       (131,331)       (310,766)      (102,953)     (2,937,257)       (612,975)      (294,344)
                                        -------------    ------------   ------------    ------------   -------------   ------------
 Net increase in policy loans.........             --              --             --              --              --             --
Net increase in net assets resulting
 from policyholder transactions.......        246,627          30,716        499,080       6,003,867       2,551,090        736,874
                                        -------------    ------------   ------------    ------------   -------------   ------------
Net increase in net assets............        305,157         157,556        497,190      15,636,750       3,717,346        930,908
Net assets at beginning of period.....        872,075         714,519        217,329       5,215,505       1,498,159        567,251
                                        -------------    ------------   ------------    ------------   -------------   ------------
Net assets at end of period...........  $   1,177,232    $    872,075   $    714,519    $ 20,852,255   $   5,215,505   $  1,498,159
                                        =============    ============   ============    ============   =============   ============


                                                 Large Cap Value Subaccount                        Money Market Subaccount
                                        --------------------------------------------    -------------------------------------------
                                            1999             1998           1997            1999           1998            1997
                                        -------------    ------------   ------------    ------------   -------------   ------------
Increase (decrease) in net assets
 from operations:
 Net investment income................  $     593,922    $    388,873   $    241,145    $  3,517,874   $   3,481,729   $  3,342,641
 Net realized gains...................        165,556         673,582        217,073              --              --             --
 Net unrealized appreciation
  (depreciation) during the period....       (569,216)       (479,093)       532,936              --              --             --
                                        -------------    ------------   ------------    ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations............        190,262         583,362        991,154       3,517,874       3,481,729      3,342,641
From policyholder transactions:
 Net premiums from policyholders......      3,166,658       4,214,076       3,739,319     33,694,123      24,612,731     19,023,054
 Net benefits to policyholders........     (1,903,017)     (3,212,048)     (1,140,574)   (30,672,090)    (24,024,723    (20,817,572)
 Net increase in policy loans.........             --              --              --             --         421,166        390,775
                                        -------------    ------------    ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................      1,263,641       1,002,028       2,598,745      3,022,033       1,009,174     (1,403,743)
                                        -------------    ------------    ------------   ------------   -------------   ------------
Net increase in net assets...........       1,453,903       1,585,390       3,589,899      6,539,907       4,490,903      1,938,898
Net assets at beginning of period....       8,099,390       6,514,000       2,924,101     70,098,734      65,607,831     63,668,933
                                        -------------    ------------    ------------   ------------   -------------   ------------
Net assets at end of period...........  $   9,553,293    $  8,099,390    $  6,514,000   $ 76,638,641   $  70,098,734   $ 65,607,831
                                        =============    ============    ============   ============   =============   ============

 See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                       Mid Cap Value Subaccount             Small/Mid Cap Growth Subaccount
                                               -------------------------------------   -----------------------------------------
                                                    1999        1998          1997         1999          1998          1997
                                               -----------  -----------  -----------   ------------   ------------  ------------
Increase (decrease) in net assets from
  operations:
  Net investment income.....................   $     1,508  $    16,578  $   172,261   $  1,833,840   $    154,352  $    968,412
  Net realized gains (losses)...............      (241,740)     121,152      (13,020)        56,968        533,297
  Net unrealized appreciation
    (depreciation) during the period........       469,537     (260,362)     (86,033)    (1,274,161)       334,213    (1,073,252)
                                               -----------  -----------  -----------   ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from operations.................       229,305     (666,686)     207,380        546,659        545,533       428,457
From policyholder transactions:
  Net premiums from policyholders...........     1,886,594    5,997,691    2,070,644      3,493,643      3,953,326     6,338,416
  Net benefits to policyholders.............    (1,745,112)  (2,912,034)    (190,430)    (3,105,108)    (3,311,846)   (3,379,629)
  Net increase in policy loans..............            --           --           --             --             --            --
                                               -----------  -----------  -----------   ------------   ------------  ------------
Net increase in net assets resulting from
  policyholder transactions.................       141,482    3,085,657    1,880,214        388,535        641,480     2,958,787
                                               -----------  -----------  -----------   ------------   ------------  ------------
Net increase in net assets..................       370,787    2,418,971    2,087,594        935,194      1,187,013     3,387,244
Net assets at beginning of period...........     4,865,793    2,446,822      359,228     11,474,379     10,287,366     6,900,122
                                               -----------  -----------  -----------   ------------   ------------  ------------
Net assets at end of period.................   $ 5,236,580  $ 4,865,793  $ 2,446,822   $ 12,409,573   $ 11,474,379  $ 10,287,366
                                               ===========  ===========  ===========   ============   ============  ============


                                                  Real Estate Equity Subaccount             Growth & Income Subaccount
                                              -------------------------------------  -------------------------------------------
                                                   1999        1998        1997          1999             1998           1997
                                              -----------  -----------  -----------  --------------  --------------  -------------
Increase (decrease) in net assets from
  operations:
  Net investment income....................   $   823,618  $   876,235  $ 1,021,142  $  131,096,419  $  102,464,177  $ 105,589,330
  Net realized gains.......................       123,591      442,876      551,925      22,802,197      22,835,488     16,543,458
  Net unrealized appreciation
    (depreciation) during the period.......    (1,106,755)  (3,720,942)     447,661       7,687,109     112,457,395     67,250,127
                                              -----------  -----------  -----------  --------------  --------------  -------------
Net increase (decrease) in net assets
  resulting from operations................      (159,546)  (2,401,831)   2,020,728     161,585,725     237,757,060    189,382,915
From policyholder transactions:
  Net premiums from policyholders..........     2,304,591    6,295,255    7,786,904     101,973,160      92,955,980     86,308,294
  Net benefits to policyholders............    (3,311,591)  (5,507,305)  (5,481,110)   (133,701,210)   (134,661,151)  (115,839,460)
  Net increase (decrease) in policy loans..            --      (83,216)     265,517              --      18,165,114     18,568,293
                                              -----------  -----------  -----------  --------------  --------------  -------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions.............................    (1,007,000)     704,734    2,571,311     (31,728,050)    (23,540,057)   (10,962,873)

Net increase (decrease) in net assets......    (1,166,546)  (1,697,097)   4,592,039     129,857,675     214,217,003    178,420,042
Net assets at beginning of period..........    14,545,018   16,242,115   11,650,076   1,148,881,879     934,664,876    756,244,834
                                              -----------  -----------  -----------  --------------  --------------  -------------
Net assets at end of period................   $13,378,472  $14,545,018  $16,242,115  $1,278,739,554  $1,148,881,879  $ 934,664,876
                                              ===========  ===========  ===========  ==============  ==============  =============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                      Managed Subaccount                Short-Term Bond Subaccount
                                           ----------------------------------------  ----------------------------------
                                               1999          1998          1997        1999         1998       1997
                                           ------------  ------------  ------------  ----------   ---------  ----------
Increase (decrease) in net assets from
  operations:
  Net investment income..................  $ 42,532,921  $ 40,475,436  $ 35,315,509  $   48,624   $  28,209  $   19,877
  Net realized gains (losses)............     5,060,826     5,853,076     5,663,060      (3,107)      2,008         235
  Net unrealized appreciation
    (depreciation) during the period.....    (9,288,287)   24,834,482    16,843,903     (23,648)     (5,287)      1,405
                                           ------------  ------------  ------------  ----------   ---------  ----------
Net increase (decrease) in net assets
  resulting from operations..............    38,305,460    71,162,994    57,822,472      21,869      24,930      21,517
From policyholder transactions:
  Net premiums from policyholders........    44,546,082    40,631,684    40,318,523     690,849     435,150     278,114
  Net benefits to policyholders..........   (55,332,758)  (55,447,667)  (54,498,285)   (178,124)   (274,762)   (218,771)
  Net increase in policy loans...........            --     5,379,590     4,761,829          --          --          --
                                           ------------  ------------  ------------  ----------   ---------  ----------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions...........................   (10,786,676)   (9,436,393)   (9,417,933)    512,725     160,388      59,343
                                           ------------  ------------  ------------  ----------   ---------  ----------
Net increase in net assets...............    27,518,784    61,726,601    48,404,539     534,594     185,318      80,860
Net assets at beginning of period........   472,553,966   410,827,365   362,422,826     594,889     409,571     328,711
                                           ------------  ------------  ------------  ----------   ---------  ----------
Net assets at end of period..............  $500,072,750  $472,553,966  $410,827,365  $1,129,483   $ 594,889  $  409,571
                                           ============  ============  ============  ==========   =========  ==========


                                                  Small Cap Value Subaccount          International Opportunities Subaccount
                                           ----------------------------------------   ---------------------------------------
                                               1999           1998          1997          1999         1998          1997
                                           -----------    -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  operations:
  Net investment income..................  $    72,629    $     1,070   $   245,833   $   330,389   $     8,318   $    23,536
  Net realized gains (losses)............     (217,582)        61,917       129,604       123,861        64,757        78,058
  Net unrealized appreciation
    (depreciation) during the period.....      (40,472)      (364,359)      (32,439)      839,140       339,709      (141,034)
                                           -----------    -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations..............     (185,425)      (301,372)      342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
  Net premiums from policyholders........    1,446,109      2,644,808     2,466,836     1,632,955     2,203,753     1,969,364
  Net benefits to policyholders..........   (1,547,128)    (1,288,464)     (358,679)   (1,315,539)   (1,443,700 )    (709,490)
  Net increase in policy loans...........           --             --            --            --            --            --
                                           -----------    -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions...........................     (101,019)     1,356,344     2,108,157       317,416       760,053     1,259,874
                                           -----------    -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets....     (286,444)     1,054,972     2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period........    4,397,860      3,342,888       891,733     3,699,780     2,526,943     1,306,509
                                           -----------    -----------   -----------   -----------   -----------   -----------
Net assets at end of period..............  $ 4,111,416    $ 4,397,860   $ 3,342,888   $ 5,310,586   $ 3,699,780   $ 2,526,943
                                           ===========    ===========   ===========   ===========   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                          Equity Index Subaccount                Global Bond Subaccount
                                                  -------------------------------------   ------------------------------------
                                                      1999        1998          1997         1999         1998         1997
                                                  -----------  -----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
  operations:
  Net investment income.......................... $   817,715  $   307,010   $  192,049   $   81,580   $   54,728   $   78,770
  Net realized gains (losses)....................     471,802      132,619       38,987       (1,996)      32,917        5,891
Net unrealized appreciation (depreciation)
    during the period............................   2,019,913    2,082,107    1,193,531     (126,001)      11,342       (3,195)
                                                  -----------  -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
  from operations................................   3,309,430    2,521,736    1,424,567      (46,417)      98,987       81,466
From policyholder transactions:
  Net premiums from policyholders................   7,762,529    4,632,113    6,068,371    1,115,699      798,933      807,985
  Net benefits to policyholders..................  (2,563,485   (1,120,852)    (260,531)    (292,075)  (1,158,109)    (201,240)
  Net increase in policy loans...................          --           --           --           --           --           --
                                                  -----------  -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
  from policyholder transactions.................   5,199,044    3,511,261    5,807,840      823,624     (359,176)     606,745
                                                  -----------  -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets............   8,508,474    6,032,997    7,232,407      777,207     (260,189)     688,211
Net assets at beginning of period................  13,609,150    7,576,153      343,746    1,105,468    1,365,657      677,446
                                                  -----------  -----------   ----------   ----------   ----------   ----------
Net assets at end of period...................... $22,117,624  $13,609,150   $7,576,153   $1,882,675   $1,105,468   $1,365,657
                                                  ===========  ===========   ==========   ==========   ==========   ==========


                                                Turner Core Growth Subaccount         Brandes International Equity Subaccount
                                             -----------------------------------     ----------------------------------------
                                                1999         1998         1997          1999           1998           1997
                                             ---------    ---------    ---------     ---------      ---------      ----------
Increase (decrease) in net assets from
  operations:
  Net investment income....................  $  35,936    $   4,513    $  10,585     $  16,549      $  12,094      $    1,532
  Net realized gains.......................     44,245       14,364        3,166         7,704          1,184             133
  Net unrealized appreciation during the
   period..................................     37,727       49,605       12,370       119,400         15,813           2,674
                                             ---------    ---------    ---------     ---------      ---------      ----------
Net increase in net assets resulting
  from operations..........................    117,908       68,482       26,121       143,653         29,091           4,339
From policyholder transactions:
  Net premiums from policyholders..........    240,351      203,590       91,440       239,618         55,021         146,796
  Net benefits to policyholders............   (136,661)     (77,651)      (9,878)      (29,520)       (10,341)        (34,985)
  Net increase in policy loans.............         --           --           --            --             --              --
                                             ---------    ---------    ---------     ---------      ---------      ----------
Net increase in net assets resulting from
  policyholder transactions................    103,690      125,939       81,562       210,098         44,680         111,811
                                             ---------    ---------    ---------     ---------      ---------      ----------
Net increase in net assets.................    221,598      194,421      107,683       353,751         73,771         116,150
Net assets at beginning of period..........    314,594      120,173       12,490       234,377        160,606          44,456
                                             ---------    ---------    ---------     ---------      ---------      ----------
Net assets at end of period................  $ 536,192    $ 314,594    $ 120,173     $ 588,128      $ 234,377      $  160,606
                                             =========    =========    =========     =========      =========      ==========


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                    Frontier Capital           Emerging Markets Equity            Global
                                                 Appreciation Subaccount              Subaccount             Equity Subaccount
                                                 -----------------------              ----------             -----------------
                                            1999           1998         1997      1999         1998*          1999      1998*
                                            ----           ----         ----      ----         -----          ----      -----
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)........   $  17,768     $     (208)  $   7,522  $  12,790      $     1    $      241   $     1
  Net realized gains..................      22,678         12,123       9,048      5,339           --           602         1
  Net unrealized appreciation
    (depreciation) during the
    period............................     164,599        (17,930)     40,541     86,570           10        13,424         45
                                         ---------     ----------   ---------  ---------      -------    ----------   --------
Net increase (decrease) in net assets
   resulting from operations..........     205,045         (6,015)     57,111    104,699           11        14,267         47
From policyholder transactions:
   Net premiums from policyholders....     255,268        128,779     327,804    433,406        2,018       108,420        915
   Net benefits to policyholders......     (89,136)      (146,083)    (47,276)  (144,400)          --       (11,064)       (13)
   Net increase in policy loans.......          --             --          --         --           --            --         --
                                         ---------     ----------   ---------  ---------      -------    ----------   ---------
Net increase (decrease) in net
    assets resulting from
    policyholder transactions.........     166,132        (17,304)    280,528    289,006        2,018        97,356         902
                                         ---------     ----------   ---------  ---------      -------    ----------   ---------
Net increase (decrease) in net
   assets.............................     371,177        (23,319)    337,639    393,705        2,029       111,623         949
Net assets at beginning of period.....     357,497        380,816      43,177      2,029            0           949           0
                                         ---------     ----------   ---------  ---------      -------    ----------   ---------
Net assets at end of period...........   $ 728,674     $  357,497   $ 380,816  $ 395,734      $ 2,029    $  112,572   $     949
                                         =========     ==========   =========  =========      =======    ==========   =========

                                                                                                                 Enhanced U.S.
                                                                           Small/Mid            High Yield          Equity
                                           Bond Index Subaccount     Cap CORE Subaccount      Bond Subaccount     Subaccount
                                         ------------------------   ---------------------   -------------------  -------------
                                            1999          1998*        1999        1998*      1999       1998*       1999**
                                         ----------    ----------   ----------    -------   ---------  --------  -------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)........   $  15,852     $     146     $  6,632     $   --    $  2,542   $    18       $  1,113
  Net realized gains..................      (1,422)           (1)         252         --        (186)       --             91
  Net unrealized appreciation
    (depreciation) during the
    period............................     (22,820)         (196)       3,005          6        (511)      (26)          (879)
                                         ---------     ---------     --------     ------    --------   -------       --------
Net increase (decrease) in net
  assets resulting from operations....      (8,390)          (51)       9,889          6       1,845        (8)           325
From policyholder transactions:
   Net premiums from policyholders....     412,326        10,254       97,385        104      98,955     2,887         13,814
   Net benefits to policyholders......     (26,307)          (69)      (7,901)        (2)    (13,078)       --             --
   Net increase in policy loans.......          --            --           --         --          --        --             --
                                         ---------     ---------     --------     ------    --------   -------       --------
Net increase (decrease) in net assets
    resulting from policyholder
    transactions......................     386,019        10,185       89,484        102      85,877     2,887         13,814
                                         ---------     ---------     --------     ------    --------   -------       --------
Net increase (decrease) in net
   assets.............................     377,629        10,134       99,373        108      87,722     2,879         14,139
Net assets at beginning of period.....      10,134             0          108          0       2,879         0              0
                                         ---------     ---------     --------     ------    --------   -------       --------
Net assets at end of period...........   $ 387,763     $  10,134     $ 99,481     $  108    $ 90,601   $ 2,879       $ 14,139
                                         =========     =========     ========     ======    ========   =======       ========

_____________________
*  From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

1.   Organization

     John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3.   Transactions with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:

                    Portfolio                                 Shares Owned           Cost              Value
                    ---------                                 ------------           ----              -----
          Large Cap Growth................................       5,741,593      $ 120,709,045     $ 156,931,243
          Sovereign Bond..................................      25,890,030        250,666,359       236,200,057
          International Equity Index......................       1,479,056         24,178,244        29,055,936
          Small Cap Growth................................         566,326          7,786,928        10,825,578
          International Balanced..........................         109,967          1,176,141         1,177,232
          Mid Cap Growth..................................         713,403         13,208,576        20,852,255
          Large Cap Value.................................         708,140          9,871,242         9,553,293
          Money Market....................................       6,251,999         62,519,986        62,519,986
          Mid Cap Value...................................         409,851          5,090,205         5,236,581
          Small/Mid Cap Growth............................         884,190         13,682,215        12,409,573
          Real Estate Equity..............................       1,000,760         13,989,522        11,482,706
          Growth & Income.................................      54,521,668        796,471,840     1,091,050,404
          Managed.........................................      27,360,590        363,175,625       422,672,470
          Short-Term Bond.................................         116,179          1,157,416         1,129,483
          Small Cap Value.................................         376,603          4,498,794         4,111,416
          International Opportunities.....................         350,017          4,215,384         5,310,586
          Equity Index....................................       1,081,124         16,808,530        22,117,624
          Global Bond.....................................         191,740          1,993,841         1,882,675
          Turner Core Growth..............................          23,384            436,035           536,192
          Brandes International Equity....................          37,895            449,896           588,128
          Frontier Capital Appreciation...................          34,502            539,359           728,674
          Emerging Markets Equity.........................          32,273            309,153           395,733
          Global Equity...................................           9,277             99,103           112,572
          Bond Index......................................          41,614            410,779           387,762
          Small/Mid Cap CORE..............................          10,135             96,470            99,481
          High Yield Bond.................................          10,083             91,148            90,611
          Enhanced U.S. Equity............................             674             15,019            14,140

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

     Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:

                                 Portfolio                      Purchases            Sales
                                 ---------                      ---------            -----
          Large Cap Growth................................    $ 40,147,156       $  8,250,657
          Sovereign Bond..................................      27,217,744         17,748,511
          International Equity Index......................       4,421,148          3,377,977
          Small Cap Growth................................       4,824,260          1,479,601
          International Balanced..........................         640,162            300,719
          Mid Cap Growth..................................       9,490,182          1,427,655
          Large Cap Value.................................       2,984,422          1,126,859
          Money Market....................................      21,519,371         15,378,894
          Mid Cap Value...................................       1,426,492          1,283,502
          Small/Mid Cap Growth............................       3,998,048          1,775,674
          Real Estate Equity..............................       1,670,570          1,772,028
          Growth & Income.................................     133,888,047         52,458,290
          Managed.........................................      46,301,140         19,231,354
          Short-Term Bond.................................         682,313            120,964
          Small Cap Value.................................       1,054,005          1,082,396
          International Opportunities.....................       1,758,914          1,111,110
          Equity Index....................................       7,177,051          1,160,291
          Global Bond.....................................       1,188,656            283,452
          Turner Core Growth..............................         279,803            140,177
          Brandes International Equity....................         255,671             29,025
          Frontier Capital Appreciation...................         401,413            217,513
          Emerging Markets Equity.........................         454,479            152,683
          Global Equity...................................         107,485              9,888
          Bond Index......................................         429,057             27,186
          Small/Mid Cap CORE..............................         106,540             10,425
          High Yield Bond.................................          99,666             11,238
          Enhanced U.S. Equity............................          26,361             11,432

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                        Page
Account.................................................................   27
account value...........................................................    7
attained age............................................................    8
beneficiary.............................................................   37
business day............................................................   28
changing Option 1 or 2..................................................   14
changing the face amount................................................   14
charges.................................................................    7
Code....................................................................   33
cost of insurance rates.................................................    8
date of issue...........................................................   29
death benefit...........................................................    4
deductions..............................................................    7
dollar cost averaging...................................................   11
expenses of the Series Funds............................................    9
face amount.............................................................   13
fixed investment option.................................................   28
full surrender..........................................................   12
fund....................................................................    2
grace period............................................................    6
guaranteed death benefit feature........................................    6
Guaranteed Death Benefit Premium........................................    6
insurance charge........................................................    8
insured person..........................................................    4
investment options......................................................    1
JHVLICO.................................................................   27
John Hancock Variable Series Trust......................................    2
lapse...................................................................    6
loan....................................................................   12
loan interest...........................................................   12
maximum premiums........................................................    5
Minimum Initial Premium.................................................   28
minimum insurance amount................................................   13
modified endowment contract.............................................   34
monthly deduction date..................................................   29
mortality and expense risk charge.......................................    8
Option 1; Option 2; Option 3............................................   13
optional benefits charge................................................    8
owner...................................................................    4
partial withdrawal......................................................   12
partial withdrawal charge...............................................    9
payment options.........................................................   15
Planned Premium.........................................................    5
policy anniversary......................................................   29
policy year.............................................................   29
premium; premium payment................................................    4
prospectus..............................................................    2
receive; receipt........................................................   17
reinstate; reinstatement................................................    6
sales and administrative charges........................................    7
SEC.....................................................................    2
Separate Account U......................................................   27
Servicing Office........................................................    1
special loan account....................................................   12
subaccount..............................................................   27
surrender...............................................................   12
surrender charge........................................................    8
surrender value.........................................................   12
Target Premium..........................................................    7
tax considerations......................................................   33
telephone transfers.....................................................   18
transfers of account value..............................................   11
variable investment options.............................................    1
we; us..................................................................   27
withdrawal..............................................................   12
withdrawal charges......................................................    9
you; your...............................................................    4